Exhibit 4.22

Number 10 of the Roll of Deeds for 2010

TRANSACTED

in Frankfurt/Main on 4 February 2010

Before me, the undersigned Notary

Dr. Harald Jung

with the official residence in 60325 Frankfurt/Main,

Barckhausstraße 12-16

appeared today in the offices of the law firm Allen & Overy LLP, Taunustor 2, 60311 Frankfurt/Main, where I had been rendered on the request of the appeared parties:

1.	Mr. Stefan Kuhm, born 15 November 1974, resident Walter-Ziess-Ring 2, 61381 Friedrichsdorf v.d.H., personally known to the Notary,

– the Deponent 1 –

2.	Mr. Dr. Oliver Lieth, born 15 June 1976, resident Edingerweg 23, 60320 Frankfurt am Main, personally know to the Notary,

– the Deponent 2 –

The Deponent 1 declared that in the following he is not acting in his own name but, excluding any personal liability, in the name and on behalf of

I.	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt/Main, Germany, and being registered with the commercial register of the local court of Frankfurt/Main under registration number HRB 49417, acting based upon a written power of attorney dated 1 February 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 1.

II.	LAW DEBENTURE TRUST COMPANY OF NEW YORK, limited purpose trust company organised under the laws of the State of New York, 767 Third Avenue, 31 st Floor, New York, NY 10017, United States of America,

acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix A. 2.

The Deponent 2 declared that in the following he is not acting in his own name but, excluding any personal liability, in the name and on behalf of

III.	KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix B. 1.

IV.	KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) the general partner of which is a limited liability company organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix B. 2.

V.	KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) the general partner of which is a limited liability company organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84369, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix B. 3.

VI.	KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) the general partner of which is a limited liability company organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 84471, acting based upon a written power of attorney dated 29 January 2010, which was presented to the Notary as original and a certified copy of which is attached to this Deed as Appendix B. 4.

Neither the Notary nor the Deponent 1 and 2 acting on the basis of the powers of attorney assume any personal liability as to the validity and/or scope of the powers of attorney presented.

The Notary asked the deponents regarding a prior involvement according to sec. 3 para. 1 sent. 1 no. 7 of the German Notarisation Act (Beurkundungsgesetz). After having been instructed by the Notary the deponents and the Notary answered this question in the negative.

The Deponent 1 and the Deponent 2 requested that this Deed be notarized in the English language. The Notary, who speaks himself fluently the English language, satisfied himself in the discussion held for the notarization of this Deed that the Deponent 1 and the Deponent 2 speak and understand the English language sufficiently well to understand the legal meaning of the declarations made by them in this Deed. The Notary instructed the Deponent 1 and the Deponent 2 about their right to demand that this Deed be translated to them by an interpreter into the German language. The Deponent 1 and the Deponent 2 waived this right.

The Notary advised the persons appearing:

•

that a pledge is a security instrument of strictly accessory nature (which means that it comes into legal existence only if, to the extent that, and as long as, the underlying secured claims do in fact exist, and that the owners of the secured claims and the pledgees must be identical);

•

that there is no bona fide creation, acquisition nor ranking of a pledge of shares (which means that the pledgees are not protected if the shares purported to be pledged do not exist, have been previously transferred to a third party, or have been previously encumbered for the benefit of a third party); and

•

that the English original version of this Deed including its Appendices will not be acceptable for enforcement but will have to be translated, by a certified translator, into German for such purposes; and

•	that the parties hereto are, by operation of law, jointly and severally liable with respect to the payment of all notarial fees, irrespective of any internal agreement passed in that respect.

The Deponent 1 and Deponent 2 declared that the parties represented by them wish to enter into the following agreements:

1.	Supplemental Secondary Share Pledge Agreement relating to the shares in Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH between Kabel Deutschland GmbH as Pledgor, the Security Trustee, the High Yield Notes Trustee and the other Finance Parties (each as defined therein) as attached as Appendix C.1.

2.	Supplemental Secondary Share Pledge Agreement relating to the shares in Kabel Deutschland Verwaltungs GmbH between Kabel Deutschland GmbH as Pledgor, the Security Trustee, the High Yield Notes Trustee and the other Finance Parties (each as defined therein) as attached as Appendix C. 2.

3.	Supplemental Secondary Share Pledge Agreement relating to the shares in Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH between Kabel Deutschland Vertrieb und Service GmbH & C. KG as Pledgor, the Security Trustee, the High Yield Notes Trustee and the other Finance Parties (each as defined therein) as attached as Appendix C. 3.

4.	Supplemental Secondary Interest Pledge Agreement relating to the interests in Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG between Kabel Deutschland GmbH as Pledgor, the Security Trustee, the High Yield Notes Trustee and the other Finance Parties (each as defined therein) as attached as Appendix C. 4.

5.	Supplemental Secondary Interest Pledge Agreement relating to the interests in Kabel Deutschland Vertrieb und Service GmbH & Co. KG between Kabel Deutschland GmbH as Pledgor, the Security Trustee, the High Yield Notes Trustee and the other Finance Parties (each as defined therein) as attached as Appendix C. 5.

6.	Supplemental Secondary Interest Pledge Agreement relating to the interests in Kabel Deutschland Vertrieb und Service GmbH & Co. KG between Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG as Pledgor, the Security Trustee, the High Yield Notes Trustee and the other Finance Parties (each as defined therein) as attached as Appendix C. 6.

7.	Supplemental Secondary Interest Pledge Agreement relating to the interests in Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as Pledgor, the Security Trustee, the High Yield Notes Trustee and the other Finance Parties (each as defined therein) as attached as Appendix C. 7.

8.	Supplemental Secondary Interest Pledge Agreement relating to the interests in Kabel Deutschland Vermögen GmbH & Co. KG between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as Pledgor, the Security Trustee, the High Yield Notes Trustee and the other Finance Parties (each as defined therein) as attached as Appendix C. 8.

9.	Supplemental Secondary Interest Pledge Agreement relating to the interests in Kabel Deutschland Vermögen GmbH & Co. KG between Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG as Pledgor, the Security Trustee, the High Yield Notes Trustee and the other Finance Parties (each as defined therein) as attached as Appendix C. 9.

All of the supplemental secondary share pledge agreements and supplemental interest pledge agreements referred to under 1 through to 9 (each inclusive) above form an integral part of this Deed.

Notification of the Pledges

1.	Kabel Deutschland GmbH, the Security Trustee, the High Yield Notes Trustee and the other Finance Parties (each as defined in Appendix C. 4 hereof) hereby notify the company Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG about the Supplemental Secondary Interest Pledge Agreement as attached as Appendix C. 4. Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG hereby accepts and acknowledges such notification.

2.	Kabel Deutschland GmbH, the Security Trustee, the High Yield Notes Trustee and the other Finance Parties (each as defined in Appendix C. 5 hereof) hereby notify the company Kabel Deutschland Vertrieb und Service GmbH & Co. KG about the Supplemental Secondary Interest Pledge Agreement as attached as Appendix C. 5. Kabel Deutschland Vertrieb und Service GmbH & Co. KG hereby accepts and acknowledges such notification.

3.	Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG, the Security Trustee, the High Yield Notes Trustee and the other Finance Parties (each as defined in Appendix C. 6 hereof) hereby notify the company Kabel Deutschland Vertrieb und Service GmbH & Co. KG about the Supplemental Secondary Interest Pledge Agreement as attached as Appendix C. 6. Kabel Deutschland Vertrieb und Service GmbH & Co. KG hereby accepts and acknowledges such notification.

4.	Kabel Deutschland Vertrieb und Service GmbH & Co. KG, the Security Trustee, the High Yield Notes Trustee and the other Finance Parties (each as defined in Appendix C. 7 hereof) hereby notify the company Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG about the Supplemental Secondary Interest Pledge Agreement as attached as Appendix C. 7. Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG hereby accepts and acknowledges such notification.

***************************************

The foregoing Deed as well as the attached Appendix C. 1 through to Appendix C. 9, were read aloud to Deponent 1 and Deponent 2 by the Notary, approved by the Deponent 1 and Deponent 2 and signed by them and the Notary in their own hands as follows:

/s/ Oliver Leith
Dr. Oliver Lieth

/s/ Stefan Kuhm
Stefan Kuhm

/s/ Dr. Harald Jung
Dr. Harald Jung
Notary

APPENDIX C. 1

SUPPLEMENTAL SECONDARY SHARE PLEDGE

AGREEMENT

RELATING TO THE SHARES IN

KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS VERWALTUNGS GMBH

DATED 4 FEBRUARY 2010

between

KABEL DEUTSCHLAND GMBH

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Trustee

and

LAW DEBENTURE TRUST COMPANY OF NEW YORK

as High Yield Notes Trustee

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL SECONDARY SHARE PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN:

(1)	KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränker Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Trustee);

(3)	LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company organised under the laws of the State of New York, 767 Third Avenue, 31 st Floor, New York, NY 10017,

(the High Yield Notes Trustee); and

(4)	THE FINANCE PARTIES as defined below in Clause 1.1 (Definitions).

on the other side.

The Security Trustee and the High Yield Notes Trustee are hereinafter referred to individually as an Original Secondary Pledgee and together as the Original Secondary Pledgees.

The Pledgor and the Secondary Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Pledgor issued the High Yield Notes (as defined below) pursuant to the High Yield Indenture (as defined below) on the Issue Dates (as defined below).

(B)	The security interests given on 1 July 2004 and on 27 July 2004 by, amongst others, the Pledgor to Deutsche Bank AG London as security trustee and Law Debenture Trust Company of New York as high yield notes trustee on a second ranking basis have been released as of the date hereof and shall now be re-taken subject to and in accordance with the terms of the Priority Agreement (as defined below).

(C)	According to the terms of an amendment agreement to the Priority Agreement (as defined below) Deutsche Bank AG London as former security trustee has resigned and the new Security Trustee has assumed this position.

(D)	Under the Priority Agreement (as defined below), the Security Trustee is the joint and several creditor of each and every payment obligation of the Obligors towards the High Yield Noteholders and/or the High Yield Notes Trustee under the Finance Documents (each as defined below). The High Yield Notes Trustee has acceded to the Priority Agreement by means of an accession agreement entered into on or about 2 July 2004 by, amongst others, the Security Trustee and the High Yield Notes Trustee, acting for itself and on behalf of the High Yield Noteholders (as defined below).

(E)	The lenders have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(F)	In connection with the granting of supplemental security in connection with the Credit Agreement Amendment Letter, the Pledgor has accepted to enter into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional High Yield Guarantor means a member of the Group which becomes a high yield guarantor under the Finance Documents after the date of their execution.

Approved Additional High Yield Guarantor means any Additional High Yield Guarantor whose obligations under the Finance Documents have after the date of their execution been specified by the relevant Finance Party to be secured by this Agreement.

Business Day means each day that is not (i) a Saturday or a Sunday or (ii) any other day on which banking institutions in Luxembourg City, Luxembourg, London, United Kingdom, Frankfurt am Main, Germany or New York, New York are authorised or required by law to close.

Company means Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 153081.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Trustee, KDVS and KDG providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 add-on facilities.

Dollar, dollar or $ means the currency of the United States of America.

Dollar Notes means $ 610,000,000 aggregate principal amount of 10.625 % dollar-denominated senior notes due 2014 or any other dollar-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any dollar-denominated Exchange Securities).

Euro, euro or € means the single European currency introduced 1st January, 1999.

Euro Notes means Euro 250,000,000 aggregate principal amount of 10.750 % euro-denominated senior notes due 2014 or any other euro-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any euro-denominated Exchange Securities).

Exchange Securities means the dollar and/or euro denominated debt securities issued and delivered by KDG in exchange for the Initial Securities to the holders of transfer restricted securities pursuant to the High Yield Indenture as contemplated by the High Yield Registration Rights Agreement.

Event of Default means an event of default under any of the Finance Documents, which entitles the relevant Finance Parties to declare that all or part of any amounts outstanding under the relevant Finance Documents or any of them are immediately due and payable, or payable on demand.

Existing Shares means the shares set forth in Clause 2.1.

Existing Senior Share Pledge Agreement means the relevant share pledge agreement between, amongst others, the Pledgor and the Security Trustee and others as pledgees under the notarial deed (roll of deeds No. G 240/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Second Ranking High Yield Share Pledge Agreement means the share pledge agreement between, amongst others, the Pledgor and the Security Trustee and others as pledgees under the notarial deed (roll of deeds No. G 242/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 may 2006.

Existing Supplemental Senior Share Pledge Agreement means the supplemental share pledge agreement relating to the shares in Kabel Deutschland Verwaltungs GmbH and Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH dated on or about the date of this Agreement between, amongst others, Kabel Deutschland GmbH as pledgor and The Royal Bank of Scotland as security agent and others as pledgees.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Finance Document means:

(a)	the High Yield Notes;

(b)	the Exchange Securities;

(c)	the High Yield Indenture;

(d)	each Security Document;

(e)	the Priority Agreement; or

(f)	any other document designated as such by the Security Trustee and KDG.

Finance Party means each of the Security Trustee, the High Yield Notes Trustee and any other person becoming a security trustee or a high yield notes trustee under the High Yield Indenture (together the Finance Parties).

Future Shares means any and all shares in the Company issued in addition to the Existing Shares which the Pledgor may acquire and/or receive otherwise in future (including shares newly issued by way of capital increase (Kapitalerhöhung) or by any other cause at law).

Future Secondary Pledgee means a Finance Party (other than the Security Trustee and the High Yield Notes Trustee).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries.

High Yield Guarantor means (i) KDVS or (ii) an Approved Additional High Yield Guarantor (together the High Yield Guarantors).

High Yield Indenture means the indenture dated on or about 2nd July, 2004, made between, amongst others, KDG, KDVS as High Yield Guarantor, the High Yield Notes Trustee, the Security Trustee and any other High Yield Guarantor relating to the issue of the High Yield Notes by KDG, and including any supplemental indenture entered into, amongst others, by KDG with respect to the High Yield Indenture.

High Yield Notes means the Euro Notes and the Dollar Notes issued pursuant to the High Yield Indenture.

High Yield Noteholders means each of the holders of the High Yield Notes.

High Yield Registration Rights Agreement means the registration rights agreement dated on or about 2nd July, 2004, made between, amongst others, KDVS, KDG the High Yield Guarantors and Deutsche Bank AG London, Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Goldman Sachs International and ABN Amro Bank N.V. relating to the offer to exchange transfer restricted Initial Securities into a like aggregate amount of the Exchange Securities or the shelf registration of such Initial Securities.

Initial Securities means each of the Euro Notes and Dollar Notes.

Issue Date means each of the date on or about 2nd July, 2004 and any date thereafter on which High Yield Notes are issued under the High Yield Indenture (together the Issue Dates).

KDG means Kabel Deutschland GmbH a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a High Yield Guarantor (together the Obligors).

Party means each of the Pledgor and the Secondary Pledgees (together the Parties).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Mandated Lead Arrangers, the Facility Agent, the Security Trustee and certain other creditors of the Group.

Secondary Pledge means any and all pledges constituted under this Agreement.

Secondary Pledgee means an Original Secondary Pledgee or a Future Secondary Pledgee (together the Secondary Pledgees).

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Documents means any mortgages, pledges, assignments, transfers or other documents creating security for the obligations of the Obligors under the Finance Documents.

Security Trust Agreement means the security trust agreement dated 12 May 2006 between, amongst others, KDG and KDVS as security grantors, the Security Trustee and the other Finance Parties pursuant to which, inter alia, the Security Trustee has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Shares means the Existing Shares and the Future Shares.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

1.2	Construction

(a)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Trustee means the Security Trustee acting as agent for and on behalf of the Secondary Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)	Where the context so admits, the singular includes the plural and vice versa.

(c)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)	Whenever in this Agreement reference is made to the Security Trustee such reference shall be deemed to be a reference to the Security Trustee acting as trustee for and on behalf of the Secondary Pledgees, unless otherwise provided herein.

(f)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	SECONDARY PLEDGES

2.1	Pledged Shares

(a)	The Pledgor is the sole shareholder of the Company.

(b)	The total registered share capital (Stammkapital) of the Company amounts to 25,000 Euro (in words: twenty five thousand Euro). At present, the Pledgor holds all shares in the Company in an aggregate amount of EUR 25,000 (in words: Euro twenty five thousand) (the Existing Shares). There are no other shares in the Company.

(c)	The Existing Shares are fully paid up. There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Secondary Pledges

(a)	The Pledgor hereby pledges the Shares to each Original Secondary Pledgee and to each Future Secondary Pledgee for their rateable interest as Security.

(b)	Each of the Original Secondary Pledgees hereby accepts the Secondary Pledge. In addition, the Security Trustee accepts each of the Secondary Pledges for and on behalf of each Future Secondary Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Secondary Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement, thereby becoming a Secondary Pledgee. All Parties hereto confirm that the validity of any of the Secondary Pledges constituted hereunder shall not be affected by the Security Trustee acting as proxy without power of attorney for each Future Secondary Pledgee.

3.	INDEPENDENT SECONDARY PLEDGES

(a)	The validity and effect of each of the Secondary Pledges shall be independent from the validity and the effect of any of (i) the other Secondary Pledges created hereunder and (ii) any security interest constituted under the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Supplemental Senior Share Pledge Agreement and is in addition, and without any prejudice, to any other Security which any and all of the Secondary Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Secondary Pledges to each of the Secondary Pledgees shall be separate and individual second ranking pledges. Each of the Secondary Pledges shall rank pari passu to each other Secondary Pledge created hereunder.

(b)	The Parties agree that the fact, that the Shares have already been pledged pursuant to the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Senior Supplemental Share Pledge Agreement, shall not in any way prejudice the creation of the Secondary Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Supplemental Senior Share Pledge Agreement, as long as any security interest constituted under the Existing Senior Share Pledge Agreement and/or the Existing Second Ranking High Yield Share Pledge Agreement and/or the Existing Supplemental Senior Share Pledge Agreement are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Secondary Pledges, to the extent the Secondary Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and/or the Existing Senior Supplemental Share Pledge Agreement.

(c)	The Parties further acknowledge that any provision dealing with the enforcement of any Secondary Pledge made in the Priority Agreement shall apply.

(d)	Any security interest and pledge constituted under any of the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Senior Supplemental Share Pledge Agreement and any other term and agreement of any of Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Senior Supplemental Share Pledge Agreement shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Secondary Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DIVIDENDS

5.1	Extent of the Pledge

The Secondary Pledge constituted by this Agreement includes the present and future rights to receive

(a)	dividends, if any, payable on the Shares;

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of a shareholder of the Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

(c)	the right to subscribe for newly issued shares.

5.2	Entitlement to Receive Dividend Payments

Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividend payments in respect of the Shares until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that according to the Credit Agreement any dividend payments in respect of the Shares are no longer permitted to be made to the Pledgor, in which case the payments are to be made to the Security Trustee.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	dividends paid or payable to the Pledgor other than in cash and other property received (Sachdividenden), receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)	dividends or other distributions paid or payable to the Pledgor in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Shares;

(d)	dividends paid to the Security Trustee in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Trustee for itself and for the other Secondary Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Secondary Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Trustee for itself and for the Secondary Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Shares remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 8.1 below. The Pledgor shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Secondary Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Secondary Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Secondary Pledgees or the security purpose as described in Clause 4 hereof or defeat, impair or circumvent the rights of the Secondary Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Secondary Pledgees promptly of all other actions concerning the Company which might adversely affect the security interest of the Secondary Pledgees. In particular, the Pledgor shall notify the Secondary Pledgees forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Secondary Pledges. In any event the Secondary Pledgees shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such shareholders’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF SECONDARY PLEDGES

7.1	Secondary Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Secondary Pledgees may enforce any of the Secondary Pledges (or any part thereof), through the Security Trustee by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Trustee shall notify the Pledgor of the intention to realise any of the Secondary Pledges over the Shares not less than 5 (five) Business Days before the date on which the respective Secondary Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Trustee.

(c)	If the Security Trustee should seek to enforce any of the Secondary Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Security Trustee of any other right the Secondary Pledgees may have under German law.

(d)	The Secondary Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Secondary Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)

In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Secondary Pledges, no rights of the Secondary Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Trustee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Secondary Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Shares may be applied by the Security Trustee in satisfaction in whole or in part of the Secured Claims notwithstanding the Secondary Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of any of the Secondary Pledges shall be applied by the Security Trustee towards the satisfaction of the Secured Claims, subject to, and in accordance with, the relevant provisions of the Priority Agreement.

(b)	The Security Trustee may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Trustee shall confirm to the Pledgor upon request that the Shares are released from the Secondary Pledges and retransfer to the Pledgor any documents received by the Security Trustee or any designee pursuant to Clause 8.1(e) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Trustee promptly of any change in the shareholding in, or the capital contributions to, the Company or of any change in the shareholders’ agreement (Gesellschaftsvertrag) or the registration of the Company in the Commercial Register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Trustee promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Shares;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Trustee may reasonably require:

(e)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(f)	if the Secondary Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Trustee, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Trustee or to its nominees and give all notices, orders and directions which the Security Trustee may reasonably think expedient;

(g)	at the Security Trustee’s reasonable request, to furnish to the Security Trustee such information concerning the Shares as is available to the Pledgor, to permit the Security Trustee and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Trustee, to deliver to the Security Trustee copies of all such records and papers;

(h)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Secondary Pledges or the effect of which results in the Shares ceasing to exist; and

(i)	that all Future Shares will be fully paid and that there will be no obligation for a shareholder to make additional contributions.

8.2	Secondary Pledges over all Shares

The Security Trustee may at all times for itself and for the Secondary Pledgees request to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Secondary Pledgees that:

(a)	the Existing Shares pledged hereunder are the only shares in the Company in existence at the date hereof;

(b)	the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Shares;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Shares are fully paid and there is no obligation for the Pledgor to make additional contributions; and

(e)	the Existing Shares are, except for any security interest constituted under the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Senior Supplemental Share Pledge Agreement, free from any rights of third parties;

(f)	no third party has any pre-emption rights for shares in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Trustee is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security given to the Security Trustee or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Trustee may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Trustee nor the Secondary Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Trustee or of any of the Secondary Pledgees.

11.2	Indemnification

The Pledgor will indemnify the Security Trustee and each of the Secondary Pledgees and keep the Security Trustee and each of the Secondary Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Trustee and/or each of the Secondary Pledgees as a result of any breach by the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of any of the Secondary Pledgees or the Security Trustee.

11.3	This Clause 11 (Indemnity) shall survive the termination of this Agreement under Clause 12.1 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Secondary Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it or the replacement of the Security Trustee or of the High Yield Notes Trustee or any transfer of the High Yield Notes shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Trustee and/or any of the other Secondary Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular, the Secondary Pledges shall not be affected and shall in any event extend to any and all Shares in the Company even if the number or nominal value of the Existing Shares or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Trustee or the Secondary Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Secondary Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Trustee and/or the Secondary Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Trustee from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	APPLICABLE LAW; JURISDICTION

17.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

17.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Trustee, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.	NOTIFICATION

The Pledgor and the Secondary Pledgees hereby instruct and authorise the undersigned notary public to notify the Company of the Secondary Pledges by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested).

In order to create a second ranking pledge over the Shares in favour of the Secondary Pledgees, the undersigned notary public is herewith instructed to only effect the notification of this Secondary Pledge after he has duly received the confirmation that the Company has duly received the notification of the Existing Supplemental Senior Share Pledge Agreement.

APPENDIX C. 2

SUPPLEMENTAL SECONDARY SHARE PLEDGE

AGREEMENT

RELATING TO THE SHARES IN

KABEL DEUTSCHLAND VERWALTUNGS GMBH

DATED 4 FEBRUARY 2010

between

KABEL DEUTSCHLAND GMBH

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Trustee

and

LAW DEBENTURE TRUST COMPANY OF NEW YORK

as High Yield Notes Trustee

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL SECONDARY SHARE PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN:

(1)	KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränker Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Trustee);

(3)	LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company organised under the laws of the State of New York, 767 Third Avenue, 31 st Floor, New York, NY 10017,

(the High Yield Notes Trustee); and

(4)	THE FINANCE PARTIES as defined below in Clause 1.1 (Definitions).

on the other side.

The Security Trustee and the High Yield Notes Trustee are hereinafter referred to individually as an Original Secondary Pledgee and together as the Original Secondary Pledgees.

The Pledgor and the Secondary Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Pledgor issued the High Yield Notes (as defined below) pursuant to the High Yield Indenture (as defined below) on the Issue Dates (as defined below).

(B)	The security interests given on 1 July 2004 and on 27 July 2004 by, amongst others, the Pledgor to Deutsche Bank AG London as security trustee and Law Debenture Trust Company of New York as high yield notes trustee on a second ranking basis have been released as of the date hereof and shall now be re-taken subject to and in accordance with the terms of the Priority Agreement (as defined below).

(C)	According to the terms of an amendment agreement to the Priority Agreement (as defined below) Deutsche Bank AG London as former security trustee has resigned and the new Security Trustee has assumed this position.

(D)	Under the Priority Agreement (as defined below), the Security Trustee is the joint and several creditor of each and every payment obligation of the Obligors towards the High Yield Noteholders and/or the High Yield Notes Trustee under the Finance Documents (each as defined below). The High Yield Notes Trustee has acceded to the Priority Agreement by means of an accession agreement entered into on or about 2 July 2004 by, amongst others, the Security Trustee and the High Yield Notes Trustee, acting for itself and on behalf of the High Yield Noteholders (as defined below).

(E)	The lenders have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(F)	In connection with the granting of supplemental security in connection with the Credit Agreement Amendment Letter, the Pledgor has accepted to enter into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional High Yield Guarantor means a member of the Group which becomes a high yield guarantor under the Finance Documents after the date of their execution.

Approved Additional High Yield Guarantor means any Additional High Yield Guarantor whose obligations under the Finance Documents have after the date of their execution been specified by the relevant Finance Party to be secured by this Agreement.

Business Day means each day that is not (i) a Saturday or a Sunday or (ii) any other day on which banking institutions in Luxembourg City, Luxembourg, London, United Kingdom, Frankfurt am Main, Germany or New York, New York are authorised or required by law to close.

Company means Kabel Deutschland Verwaltungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145835.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Trustee, KDVS and KDG providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 add-on facilities.

Dollar, dollar or $ means the currency of the United States of America.

Dollar Notes means $ 610,000,000 aggregate principal amount of 10.625 % dollar-denominated senior notes due 2014 or any other dollar-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any dollar-denominated Exchange Securities).

Euro, euro or € means the single European currency introduced 1st January, 1999.

Euro Notes means Euro 250,000,000 aggregate principal amount of 10.750 % euro-denominated senior notes due 2014 or any other euro-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any euro-denominated Exchange Securities).

Exchange Securities means the dollar and/or euro denominated debt securities issued and delivered by KDG in exchange for the Initial Securities to the holders of transfer restricted securities pursuant to the High Yield Indenture as contemplated by the High Yield Registration Rights Agreement.

Event of Default means an event of default under any of the Finance Documents, which entitles the relevant Finance Parties to declare that all or part of any amounts outstanding under the relevant Finance Documents or any of them are immediately due and payable, or payable on demand.

Existing Shares means the shares set forth in Clause 2.1.

Existing Senior Share Pledge Agreement means the relevant share pledge agreement between, amongst others, the Pledgor and the Security Trustee and others as pledgees under the notarial deed (roll of deeds No. G 240/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Second Ranking High Yield Share Pledge Agreement means the share pledge agreement between, amongst others, the Pledgor and the Security Trustee and others as pledgees under the notarial deed (roll of deeds No. G 242/2006 of notary public Dr. Peter Gamon with his offices in frankfurt a.m., germany) dated 11/12 may 2006.

Existing Supplemental Senior Share Pledge Agreement means the supplemental share pledge agreement relating to the shares in Kabel Deutschland Verwaltungs GmbH and Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH dated the date of this Agreement between, amongst others, Kabel Deutschland GmbH as pledgor and The Royal Bank of Scotland as security agent and others as pledgees.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Finance Document means:

(a)	the High Yield Notes;

(b)	the Exchange Securities;

(c)	the High Yield Indenture;

(d)	each Security Document;

(e)	the Priority Agreement; or

(f)	any other document designated as such by the Security Trustee and KDG.

Finance Party means each of the Security Trustee, the High Yield Notes Trustee and any other person becoming a security trustee or a high yield notes trustee under the High Yield Indenture (together the Finance Parties).

Future Shares means any and all shares in the Company issued in addition to the Existing Shares which the Pledgor may acquire and/or receive otherwise in future (including shares newly issued by way of capital increase (Kapitalerhöhung) or by any other cause at law).

Future Secondary Pledgee means a Finance Party (other than the Security Trustee and the High Yield Notes Trustee).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries.

High Yield Guarantor means (i) KDVS or (ii) an Approved Additional High Yield Guarantor (together the High Yield Guarantors).

High Yield Indenture means the indenture dated on or about 2nd July, 2004, made between, amongst others, KDG, KDVS as High Yield Guarantor, the High Yield Notes Trustee, the Security Trustee and any other High Yield Guarantor relating to the issue of the High Yield Notes by KDG, and including any supplemental indenture entered into, amongst others, by KDG with respect to the High Yield Indenture.

High Yield Notes means the Euro Notes and the Dollar Notes issued pursuant to the High Yield Indenture.

High Yield Noteholders means each of the holders of the High Yield Notes.

High Yield Registration Rights Agreement means the registration rights agreement dated on or about 2nd July, 2004, made between, amongst others, KDVS, KDG the High Yield Guarantors and Deutsche Bank AG London, Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Goldman Sachs International and ABN Amro Bank N.V. relating to the offer to exchange transfer restricted Initial Securities into a like aggregate amount of the Exchange Securities or the shelf registration of such Initial Securities.

Initial Securities means each of the Euro Notes and Dollar Notes.

Issue Date means each of the date on or about 2nd July, 2004 and any date thereafter on which High Yield Notes are issued under the High Yield Indenture (together the Issue Dates).

KDG means Kabel Deutschland GmbH a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a High Yield Guarantor (together the Obligors).

Party means each of the Pledgor and the Secondary Pledgees (together the Parties).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Mandated Lead Arrangers, the Facility Agent, the Security Trustee and certain other creditors of the Group.

Secondary Pledge means any and all pledges constituted under this Agreement.

Secondary Pledgee means an Original Secondary Pledgee or a Future Secondary Pledgee (together the Secondary Pledgees).

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Documents means any mortgages, pledges, assignments, transfers or other documents creating security for the obligations of the Obligors under the Finance Documents.

Security Trust Agreement means the security trust agreement dated 12 May 2006 between, amongst others, KDG and KDVS as security grantors, the Security Trustee and the other Finance Parties pursuant to which, inter alia, the Security Trustee has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Shares means the Existing Shares and the Future Shares.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

1.2	Construction

(g)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Trustee means the Security Trustee acting as agent for and on behalf of the Secondary Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(h)	Where the context so admits, the singular includes the plural and vice versa.

(i)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(j)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(k)	Whenever in this Agreement reference is made to the Security Trustee such reference shall be deemed to be a reference to the Security Trustee acting as trustee for and on behalf of the Secondary Pledgees, unless otherwise provided herein.

(l)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	SECONDARY PLEDGES

2.1	Pledged Shares

(a)	The Pledgor is the sole shareholder of the Company.

(b)	The total registered share capital (Stammkapital) of the Company amounts to 25,000 Euro (in words: Euro twenty five thousand). At present, the Pledgor holds all shares in the Company in an aggregate amount of EUR 25,000 (in words: Euro twenty five thousand) (the Existing Shares). There are no other shares in the Company.

(c)	The Existing Shares are fully paid up. There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Secondary Pledges

(a)	The Pledgor hereby pledges the Shares to each Original Secondary Pledgee and to each Future Secondary Pledgee for their rateable interest as Security.

(b)	Each of the Original Secondary Pledgees hereby accepts the Secondary Pledge. In addition, the Security Trustee accepts each of the Secondary Pledges for and on behalf of each Future Secondary Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Secondary Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement, thereby becoming a Secondary Pledgee. All Parties hereto confirm that the validity of any of the Secondary Pledges constituted hereunder shall not be affected by the Security Trustee acting as proxy without power of attorney for each Future Secondary Pledgee.

3.	INDEPENDENT SECONDARY PLEDGES

(a)	The validity and effect of each of the Secondary Pledges shall be independent from the validity and the effect of any of (i) the other Secondary Pledges created hereunder and (ii) any security interest constituted under the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Supplemental Senior Share Pledge Agreement and is in addition, and without any prejudice, to any other Security which any and all of the Secondary Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Secondary Pledges to each of the Secondary Pledgees shall be separate and individual second ranking pledges. Each of the Secondary Pledges shall rank pari passu to each other Secondary Pledge created hereunder.

(b)	The Parties agree that the fact, that the Shares have already been pledged pursuant to the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Senior Supplemental Share Pledge Agreement, shall not in any way prejudice the creation of the Secondary Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Supplemental Senior Share Pledge Agreement, as long as any security interest constituted under the Existing Senior Share Pledge Agreement and/or the Existing Second Ranking High Yield Share Pledge Agreement and/or the Existing Supplemental Senior Share Pledge Agreement are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Secondary Pledges, to the extent the Secondary Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and/or the Existing Senior Supplemental Share Pledge Agreement.

(c)	The Parties further acknowledge that any provision dealing with the enforcement of any Secondary Pledge made in the Priority Agreement shall apply.

(d)	Any security interest and pledge constituted under any of the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Senior Supplemental Share Pledge Agreement and any other term and agreement of any of Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Senior Supplemental Share Pledge Agreement shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Secondary Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DIVIDENDS

5.1	Extent of the Pledge

The Secondary Pledge constituted by this Agreement includes the present and future rights to receive

(a)	dividends, if any, payable on the Shares;

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of a shareholder of the Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

(c)	the right to subscribe for newly issued shares.

5.2	Entitlement to Receive Dividend Payments

Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividend payments in cash in respect of the Shares until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that according to the Credit Agreement any dividend payments in respect of the Shares are no longer permitted to be made to the Pledgor, in which case the payments are to be made to the Security Trustee.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	dividends paid or payable to the Pledgor other than in cash and other property received (Sachdividenden), receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)	dividends or other distributions paid or payable to the Pledgor in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Shares;

(d)	dividends paid to the Security Trustee in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Trustee for itself and for the other Secondary Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Secondary Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Trustee for itself and for the Secondary Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Shares remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 8.1 below. The Pledgor shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Secondary Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Secondary Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Secondary Pledgees or the security purpose as described in Clause 4 hereof or defeat, impair or circumvent the rights of the Secondary Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Secondary Pledgees promptly of all other actions concerning the Company which might adversely affect the security interest of the Secondary Pledgees. In particular, the Pledgor shall notify the Secondary Pledgees forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Secondary Pledges. In any event the Secondary Pledgees shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such shareholders’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF SECONDARY PLEDGES

7.1	Secondary Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Secondary Pledgees may enforce any of the Secondary Pledges (or any part thereof), through the Security Trustee by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Trustee shall notify the Pledgor of the intention to realise any of the Secondary Pledges over the Shares not less than 5 (five) Business Days before the date on which the respective Secondary Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Trustee.

(c)	If the Security Trustee should seek to enforce any of the Secondary Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Security Trustee of any other right the Secondary Pledgees may have under German law.

(d)	The Secondary Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Secondary Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)

In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Secondary Pledges, no rights of the Secondary Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Trustee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Secondary Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Shares may be applied by the Security Trustee in satisfaction in whole or in part of the Secured Claims notwithstanding the Secondary Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of any of the Secondary Pledges shall be applied by the Security Trustee towards the satisfaction of the Secured Claims, subject to, and in accordance with, the relevant provisions of the Priority Agreement.

(b)	The Security Trustee may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Trustee shall confirm to the Pledgor upon request that the Shares are released from the Secondary Pledges and retransfer to the Pledgor any documents received by the Security Trustee or any designee pursuant to Clause 8.1(e) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Trustee promptly of any change in the shareholding in, or the capital contributions to, the Company or of any change in the shareholders’ agreement (Gesellschaftsvertrag) or the registration of the Company in the Commercial Register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Trustee promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Shares;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Trustee may reasonably require:

(e)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(f)	if the Secondary Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Trustee, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Trustee or to its nominees and give all notices, orders and directions which the Security Trustee may reasonably think expedient;

(g)	at the Security Trustee’s reasonable request, to furnish to the Security Trustee such information concerning the Shares as is available to the Pledgor, to permit the Security Trustee and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Trustee, to deliver to the Security Trustee copies of all such records and papers;

(h)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Secondary Pledges or the effect of which results in the Shares ceasing to exist; and

(i)	that all Future Shares will be fully paid and that there will be no obligation for a shareholder to make additional contributions.

8.2	Secondary Pledges over all Shares

The Security Trustee may at all times for itself and for the Secondary Pledgees request to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Secondary Pledgees that:

(a)	the Existing Shares pledged hereunder are the only shares in the Company in existence at the date hereof;

(b)	the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Shares;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Shares are fully paid and there is no obligation for the Pledgor to make additional contributions; and

(e)	(i) the Existing Shares are, except for any security interest constituted under the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Senior Supplemental Share Pledge Agreement, free from any rights of third parties;

(f)	no third party has any pre-emption rights for shares in the Company; and

(g)	(iii) there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Trustee is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security given to the Security Trustee or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Trustee may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Trustee nor the Secondary Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Trustee or of any of the Secondary Pledgees.

11.2	Indemnification

The Pledgor will indemnify the Security Trustee and each of the Secondary Pledgees and keep the Security Trustee and each of the Secondary Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Trustee and/or each of the Secondary Pledgees as a result of any breach by the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of any of the Secondary Pledgees or the Security Trustee.

11.3	This Clause 11 (Indemnity) shall survive the termination of this Agreement under Clause 12.1 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Secondary Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it or the replacement of the Security Trustee or of the High Yield Notes Trustee or any transfer of the High Yield Notes shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Trustee and/or any of the other Secondary Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular, the Secondary Pledges shall not be affected and shall in any event extend to any and all Shares in the Company even if the number or nominal value of the Existing Shares or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Trustee or the Secondary Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Secondary Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Trustee and/or the Secondary Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Trustee from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	APPLICABLE LAW; JURISDICTION

17.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

17.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Trustee, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.	NOTIFICATION

The Pledgor and the Secondary Pledgees hereby instruct and authorise the undersigned notary public to notify the Company of the Secondary Pledges by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested).

In order to create a second ranking pledge over the Shares in favour of the Secondary Pledgees, the undersigned notary public is herewith instructed to only effect the notification of this Secondary Pledge after he has duly received the confirmation that the Company has duly received the notification of the Existing Supplemental Senior Share Pledge Agreement.

APPENDIX C. 3

SUPPLEMENTAL SECONDARY SHARE PLEDGE

AGREEMENT

RELATING TO THE SHARES IN

KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS VERWALTUNGS GMBH

DATED 4 FEBRUARY 2010

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Trustee

and

LAW DEBENTURE TRUST COMPANY OF NEW YORK

as High Yield Notes Trustee

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL SECONDARY SHARE PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN:

(1)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) the general partner of which is a limited liability company organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Trustee);

(3)	LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company organised under the laws of the State of New York, 767 Third Avenue, 31 st Floor, New York, NY 10017,

(the High Yield Notes Trustee); and

(4)	THE FINANCE PARTIES as defined below in Clause 1.1 (Definitions).

on the other side.

The Security Trustee and the High Yield Notes Trustee are hereinafter referred to individually as an Original Secondary Pledgee and together as the Original Secondary Pledgees.

The Pledgor and the Secondary Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Pledgor issued the High Yield Notes (as defined below) pursuant to the High Yield Indenture (as defined below) on the Issue Dates (as defined below).

(B)	The security interests given on 1 July 2004 and on 27 July 2004 by, amongst others, the Pledgor to Deutsche Bank AG London as security trustee and Law Debenture Trust Company of New York as high yield notes trustee on a second ranking basis have been released as of the date hereof and shall now be re-taken subject to and in accordance with the terms of the Priority Agreement (as defined below).

(C)	According to the terms of an amendment agreement to the Priority Agreement (as defined below) Deutsche Bank AG London as former security trustee has resigned and the new Security Trustee has assumed this position.

(D)	Under the Priority Agreement (as defined below), the Security Trustee is the joint and several creditor of each and every payment obligation of the Obligors towards the High Yield Noteholders and/or the High Yield Notes Trustee under the Finance Documents (each as defined below). The High Yield Notes Trustee has acceded to the Priority Agreement by means of an accession agreement entered into on or about 2 July 2004 by, amongst others, the Security Trustee and the High Yield Notes Trustee, acting for itself and on behalf of the High Yield Noteholders (as defined below).

(E)	The lenders have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(F)	In connection with the granting of supplemental security in connection with the Credit Agreement Amendment Letter, the Pledgor has accepted to enter into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional High Yield Guarantor means a member of the Group which becomes a high yield guarantor under the Finance Documents after the date of their execution.

Approved Additional High Yield Guarantor means any Additional High Yield Guarantor whose obligations under the Finance Documents have after the date of their execution been specified by the relevant Finance Party to be secured by this Agreement.

Business Day means each day that is not (i) a Saturday or a Sunday or (ii) any other day on which banking institutions in Luxembourg City, Luxembourg, London, United Kingdom, Frankfurt am Main, Germany or New York, New York are authorised or required by law to close.

Company means Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 153401.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Security Trustee, KDVS and KDG providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 add-on facilities.

Dollar, dollar or $ means the currency of the United States of America.

Dollar Notes means $ 610,000,000 aggregate principal amount of 10.625 % dollar-denominated senior notes due 2014 or any other dollar-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any dollar-denominated Exchange Securities).

Euro, euro or € means the single European currency introduced 1st January, 1999.

Euro Notes means Euro 250,000,000 aggregate principal amount of 10.750 % euro-denominated senior notes due 2014 or any other euro-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any euro-denominated Exchange Securities).

Exchange Securities means the dollar and/or euro denominated debt securities issued and delivered by KDG in exchange for the Initial Securities to the holders of transfer restricted securities pursuant to the High Yield Indenture as contemplated by the High Yield Registration Rights Agreement.

Event of Default means an event of default under any of the Finance Documents, which entitles the relevant Finance Parties to declare that all or part of any amounts outstanding under the relevant Finance Documents or any of them are immediately due and payable, or payable on demand.

Existing Shares means the shares set forth in Clause 2.1.

Existing Senior Share Pledge Agreement means the relevant share pledge agreement between, amongst others, the Pledgor and the Security Trustee and others as pledgees under the notarial deed (roll of deeds No. G 240/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Second Ranking High Yield Share Pledge Agreement means the share pledge agreement between, amongst others, the Pledgor and the Security Trustee and others as pledgees under the notarial deed (roll of deeds No. G 242/2006 of notary public Dr. Peter gamon with his offices in frankfurt a.m., germany) dated 11/12 may 2006.

Existing Supplemental Senior Share Pledge Agreement means the supplemental share pledge agreement relating to the shares in Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH, Kabel Deutschland Breitband Services GmbH, TKS Telepost Kabel-Service Kaiserslautern Beteiligungs-GmbH, Kabelcom Braunschweig Gesellschaft Für Breitbandkabel-Kommunikation Mit Beschränkter Haftung, Kabelcom Wolfsburg Gesellschaft Für Breitbandkabel-Kommunikation Mit Beschränkter Haftung dated the date of this Agreement between, amongst others, Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG as pledgor and The Royal Bank of Scotland as security agent and others as pledgees.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstrasse 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Finance Document means:

(a)	the High Yield Notes;

(b)	the Exchange Securities;

(c)	the High Yield Indenture;

(d)	each Security Document;

(e)	the Priority Agreement; or

(f)	any other document designated as such by the Security Trustee and KDG.

Finance Party means each of the Security Trustee, the High Yield Notes Trustee and any other person becoming a security trustee or a high yield notes trustee under the High Yield Indenture (together the Finance Parties).

Future Shares means any and all shares in the Company issued in addition to the Existing Shares which the Pledgor may acquire and/or receive otherwise in future (including shares newly issued by way of capital increase (Kapitalerhöhung) or by any other cause at law).

Future Secondary Pledgee means a Finance Party (other than the Security Trustee and the High Yield Notes Trustee).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries.

High Yield Guarantor means (i) KDVS or (ii) an Approved Additional High Yield Guarantor (together the High Yield Guarantors).

High Yield Indenture means the indenture dated on or about 2nd July, 2004, made between, amongst others, KDG, KDVS as High Yield Guarantor, the High Yield Notes Trustee, the Security Trustee and any other High Yield Guarantor relating to the issue of the High Yield Notes by KDG, and including any supplemental indenture entered into, amongst others, by KDG with respect to the High Yield Indenture.

High Yield Notes means the Euro Notes and the Dollar Notes issued pursuant to the High Yield Indenture.

High Yield Noteholders means each of the holders of the High Yield Notes.

High Yield Registration Rights Agreement means the registration rights agreement dated on or about 2nd July, 2004, made between, amongst others, KDVS, KDG the High Yield Guarantors and Deutsche Bank AG London, Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Goldman Sachs International and ABN Amro Bank N.V. relating to the offer to exchange transfer restricted Initial Securities into a like aggregate amount of the Exchange Securities or the shelf registration of such Initial Securities.

Initial Securities means each of the Euro Notes and Dollar Notes.

Issue Date means each of the date on or about 2nd July, 2004 and any date thereafter on which High Yield Notes are issued under the High Yield Indenture (together the Issue Dates).

KDG means Kabel Deutschland GmbH a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a High Yield Guarantor (together the Obligors).

Party means each of the Pledgor and the Secondary Pledgees (together the Parties).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Mandated Lead Arrangers, the Facility Agent, the Security Trustee and certain other creditors of the Group.

Secondary Pledge means any and all pledges constituted under this Agreement.

Secondary Pledgee means an Original Secondary Pledgee or a Future Secondary Pledgee (together the Secondary Pledgees).

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Documents means any mortgages, pledges, assignments, transfers or other documents creating security for the obligations of the Obligors under the Finance Documents.

Security Trust Agreement means the security trust agreement dated 12 May 2006 between, amongst others, KDG and KDVS as security grantors, the Security Trustee and the other Finance Parties pursuant to which, inter alia, the Security Trustee has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Shares means the Existing Shares and the Future Shares.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

1.2	Construction

(m)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Trustee means the Security Trustee acting as agent for and on behalf of the Secondary Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(n)	Where the context so admits, the singular includes the plural and vice versa.

(o)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(p)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(q)	Whenever in this Agreement reference is made to the Security Trustee such reference shall be deemed to be a reference to the Security Trustee acting as trustee for and on behalf of the Secondary Pledgees, unless otherwise provided herein.

(r)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	SECONDARY PLEDGES

2.1	Pledged Shares

(a)	The Pledgor is the sole shareholder of the Company.

(b)	The total registered share capital (Stammkapital) of Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH amounts to Euro 25,000.— (in words: Euro Twentyfivethousand). The Pledgor holds all shares in Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH in an aggregate amount of Euro 25,000.— (in words: Euro Twentyfivethousand) (the Existing Shares). There are no other shares in the Company.

(c)	The Existing Shares are fully paid up. There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Secondary Pledges

(a)	The Pledgor hereby pledges the Shares to each Original Secondary Pledgee and to each Future Secondary Pledgee for their rateable interest as Security.

(b)	Each of the Original Secondary Pledgees hereby accepts the Secondary Pledge. In addition, the Security Trustee accepts each of the Secondary Pledges for and on behalf of each Future Secondary Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Secondary Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement, thereby becoming a Secondary Pledgee. All Parties hereto confirm that the validity of any of the Secondary Pledges constituted hereunder shall not be affected by the Security Trustee acting as proxy without power of attorney for each Future Secondary Pledgee.

3.	INDEPENDENT SECONDARY PLEDGES

(a)	The validity and effect of each of the Secondary Pledges shall be independent from the validity and the effect of any of (i) the other Secondary Pledges created hereunder and (ii) any security interest constituted under the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Supplemental Senior Share Pledge Agreement and is in addition, and without any prejudice, to any other Security which any and all of the Secondary Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Secondary Pledges to each of the Secondary Pledgees shall be separate and individual second ranking pledges. Each of the Secondary Pledges shall rank pari passu to each other Secondary Pledge created hereunder.

(b)	The Parties agree that the fact, that the Shares have already been pledged pursuant to the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Senior Supplemental Share Pledge Agreement, shall not in any way prejudice the creation of the Secondary Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Share Pledge Agreements, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Supplemental Senior Share Pledge Agreement, as long as any security interest constituted under the Existing Senior Share Pledge Agreement and/or the Existing Second Ranking High Yield Share Pledge Agreement and/or the Existing Supplemental Senior Share Pledge Agreement are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Secondary Pledges, to the extent the Secondary Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and/or the Existing Senior Supplemental Share Pledge Agreement.

(c)	The Parties further acknowledge that any provision dealing with the enforcement of any Secondary Pledge made in the Priority Agreement shall apply.

(d)	Any security interest and pledge constituted under any of the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Senior Supplemental Share Pledge Agreement and any other term and agreement of any of Existing Senior Share Pledge Agreements, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Senior Supplemental Share Pledge Agreement shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Secondary Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DIVIDENDS

5.1	Extent of the Pledge

The Secondary Pledge constituted by this Agreement includes the present and future rights to receive

(a)	dividends, if any, payable on the Shares;

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of a shareholder of the Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

(c)	the right to subscribe for newly issued shares.

5.2	Entitlement to Receive Dividend Payments

Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividend payments in cash in respect of the Shares until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that according to the Credit Agreement any dividend payments in respect of the Shares are no longer permitted to be made to the Pledgor, in which case the payments are to be made to the Security Trustee.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	dividends paid or payable to the Pledgor other than in cash and other property received (Sachdividenden), receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)	dividends or other distributions paid or payable to the Pledgor in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Shares;

(d)	dividends paid to the Security Trustee in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Trustee for itself and for the other Secondary Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Secondary Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Trustee for itself and for the Secondary Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Shares remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 8.1 below. The Pledgor shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Secondary Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Secondary Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Secondary Pledgees or the security purpose as described in Clause 4 hereof or defeat, impair or circumvent the rights of the Secondary Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Secondary Pledgees promptly of all other actions concerning the Company which might adversely affect the security interest of the Secondary Pledgees. In particular, the Pledgor shall notify the Secondary Pledgees forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Secondary Pledges. In any event the Secondary Pledgees shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such shareholders’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF SECONDARY PLEDGES

7.1	Secondary Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Secondary Pledgees may enforce any of the Secondary Pledges (or any part thereof), through the Security Trustee by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Trustee shall notify the Pledgor of the intention to realise any of the Secondary Pledges over the Shares not less than 5 (five) Business Days before the date on which the respective Secondary Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Trustee.

(c)	If the Security Trustee should seek to enforce any of the Secondary Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Security Trustee of any other right the Secondary Pledgees may have under German law.

(d)	The Secondary Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Secondary Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Secondary Pledges, no rights of the Secondary Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Trustee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Secondary Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Shares may be applied by the Security Trustee in satisfaction in whole or in part of the Secured Claims notwithstanding the Secondary Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of any of the Secondary Pledges shall be applied by the Security Trustee towards the satisfaction of the Secured Claims, subject to, and in accordance with, the relevant provisions of the Priority Agreement.

(b)	The Security Trustee may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Trustee shall confirm to the Pledgor upon request that the Shares are released from the Secondary Pledges and retransfer to the Pledgor any documents received by the Security Trustee or any designee pursuant to Clause 8.1(e) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Trustee promptly of any change in the shareholding in, or the capital contributions to, the Company or of any change in the shareholders’ agreement (Gesellschaftsvertrag) or the registration of the Company in the Commercial Register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Trustee promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Shares;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Trustee may reasonably require:

(e)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(f)	if the Secondary Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Trustee, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Trustee or to its nominees and give all notices, orders and directions which the Security Trustee may reasonably think expedient;

(g)	at the Security Trustee’s reasonable request, to furnish to the Security Trustee such information concerning the Shares as is available to the Pledgor, to permit the Security Trustee and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Trustee, to deliver to the Security Trustee copies of all such records and papers;

(h)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Secondary Pledges or the effect of which results in the Shares ceasing to exist; and

(i)	that all Future Shares will be fully paid and that there will be no obligation for a shareholder to make additional contributions.

8.2	Secondary Pledges over all Shares

The Security Trustee may at all times for itself and for the Secondary Pledgees request to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Secondary Pledgees that:

(a)	the Existing Shares pledged hereunder are the only shares in the Company in existence at the date hereof;

(b)	the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Shares;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Shares are fully paid and there is no obligation for the Pledgor to make additional contributions; and

(e)	(i) the Existing Shares are, except for any security interest constituted under the Existing Senior Share Pledge Agreement, the Existing Second Ranking High Yield Share Pledge Agreement and the Existing Senior Supplemental Share Pledge Agreement, free from any rights of third parties;

(f)	no third party has any pre-emption rights for shares in the Company; and

(g)	(iii) there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Trustee is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security given to the Security Trustee or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Trustee may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Trustee nor the Secondary Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Trustee or of any of the Secondary Pledgees.

11.2	Indemnification

The Pledgor will indemnify the Security Trustee and each of the Secondary Pledgees and keep the Security Trustee and each of the Secondary Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Trustee and/or each of the Secondary Pledgees as a result of any breach by the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of any of the Secondary Pledgees or the Security Trustee.

11.3	This Clause 11 (Indemnity) shall survive the termination of this Agreement under Clause 12.1 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Secondary Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it or the replacement of the Security Trustee or of the High Yield Notes Trustee or any transfer of the High Yield Notes shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Trustee and/or any of the other Secondary Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular, the Secondary Pledges shall not be affected and shall in any event extend to any and all Shares in the Company even if the number or nominal value of the Existing Shares or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Trustee or the Secondary Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Secondary Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Trustee and/or the Secondary Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Trustee from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	MAINTENANCE OF LIABLE CAPITAL

17.1	Each of the Finance Parties agrees not to enforce any security interest granted under this Agreement against the Pledgor irrespective of whether the Pledgor is at the time of enforcement incorporated in Germany as a limited liability company (Gesellschaft mit beschränkter Haftung) (a German GmbH Security Grantor) or a limited partnership (Kommanditgesellschaft) of which the general partner (Komplementär) is a limited liability company (a German GmbH & Co. KG Security Grantor) (a German GmbH Security Grantor or a German GmbH & Co. KG Security Grantor each hereinafter referred to as a Relevant German Security Grantor), if and to the extent the security interests constituted under this Agreement secure obligations of a shareholder of the Relevant German Security Grantor and/or any German Affiliate (as defined below), in each case other than any direct or indirect subsidiary of the Relevant German Security Grantor, and, if and to the extent the enforcement of any security interest constituted under this Agreement would cause:

(a)	the German GmbH Security Grantor’s, or in the case of the German GmbH & Co. KG Security Grantor its general partner’s, assets (the calculation of which shall take into account the captions reflected in § 266 (2) A, B, C, D and E of the German Commercial Code (Handelsgesetzbuch)) less the German GmbH Security Grantor’s, or in case of a German GmbH & Co. KG Security Grantor its general partner’s, liabilities, provisions and liability reserves (the calculation of which shall take into account the captions reflected in § 266 (3) B, C, D and E of the German Commercial Code) (the Net Assets) to be less than the registered share capital (Stammkapital) of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor of the registered share capital of its general partner (Begründung einer Unterbilanz); or

(b)	an increase of a shortfall, if the Net Assets of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor, of its general partner, already fall short of the amount of the registered share capital (Vertiefung einer Unterbilanz).

For the purposes of calculating the Net Assets loans and other contractual liabilities incurred in violation of the provisions of the Finance Documents shall be disregarded.

17.2	In this Clause 17 (Maintenance of Liable Capital), the term German Affiliate refers to an affiliated company (verbundenes Unternehmen) of the Relevant German Security Grantor within the meaning of §§ 15 et. seq. of the German Stock Corporation Act (Aktiengesetz).

17.3	Furthermore, the Relevant German Security Grantor shall, in a situation where

(a)	it does not have sufficient assets to maintain its capital; and

(b)	the Security Trustee would (but for this Clause) be entitled to enforce the security granted hereunder,

realise any and all of its assets that (i) are shown in the balance sheet with a book value (Buchwert) which is significantly lower than the market value of such assets, and (ii) are not necessary for the Relevant Company’s business (betriebsnotwendig).

17.4	Nothing in this Agreement shall be interpreted as a restriction or limitation of the enforcement of any security interest constituted under this Agreement if and to the extent such security interest constituted under this Agreement secures own obligations of the relevant German Security Grantor or obligations of any of its direct or indirect subsidiaries.

18.	APPLICABLE LAW; JURISDICTION

18.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

18.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Trustee, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

19.	NOTIFICATION

The Pledgor and the Secondary Pledgees hereby instruct and authorise the undersigned notary public to notify the Company of the Secondary Pledges by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested).

In order to create a second ranking pledge over the Shares in favour of the Secondary Pledgees, the undersigned notary public is herewith instructed to only effect the notification of this Secondary Pledge after he has duly received the confirmation that the Company has duly received the notification of the Existing Supplemental Senior Share Pledge Agreement.

APPENDIX C. 4

SUPPLEMENTAL SECONDARY INTEREST PLEDGE

AGREEMENT

RELATING TO THE INTERESTS IN

KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG

DATED 4 FEBRUARY 2010

between

KABEL DEUTSCHLAND GMBH

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Trustee

and

LAW DEBENTURE TRUST COMPANY OF NEW YORK

as High Yield Notes Trustee

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL SECONDARY INTEREST PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN:

(1)	KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränker Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Trustee);

(3)	LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company organised under the laws of the State of New York, 767 Third Avenue, 31 st Floor, New York, N.Y. 10017,

(the High Yield Notes Trustee); and

(4)	THE FINANCE PARTIES as defined below in Clause 1.1 (Definitions).

on the other side.

The Security Trustee and the High Yield Notes Trustee are hereinafter referred to individually as an Original Secondary Pledgee and together as the Original Secondary Pledgees.

The Pledgor and the Secondary Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Pledgor issued the High Yield Notes (as defined below) pursuant to the High Yield Indenture (as defined below) on the Issue Dates (as defined below).

(B)	The security interests given on 1 July 2004 and on 27 July 2004 by, amongst others, the Pledgor to Deutsche Bank AG London as security trustee and Law Debenture Trust Company of New York as high yield notes trustee on a second ranking basis have been released as of the date hereof and shall now be re-taken subject to and in accordance with the terms of the Priority Agreement (as defined below).

(C)	According to the terms of an amendment agreement to the Priority Agreement (as defined below) Deutsche Bank AG London as former security trustee has resigned and the new Security Trustee has assumed this position.

(D)	Under the Priority Agreement (as defined below), the Security Trustee is the joint and several creditor of each and every payment obligation of the Obligors towards the High Yield Noteholders and/or the High Yield Notes Trustee under the Finance Documents (each as defined below). The High Yield Notes Trustee has acceded to the Priority Agreement by means of an accession agreement entered into on or about 2 July 2004 by, amongst others, the Security Trustee and the High Yield Notes Trustee, acting for itself and on behalf of the High Yield Noteholders (as defined below).

(E)	The lenders have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(F)	In connection with the granting of supplemental security in connection with the Credit Agreement Amendment Letter, the Pledgor has accepted to enter into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional High Yield Guarantor means a member of the Group which becomes a high yield guarantor under the Finance Documents after the date of their execution.

Approved Additional High Yield Guarantor means any Additional High Yield Guarantor whose obligations under the Finance Documents have after the date of their execution been specified by the relevant Finance Party to be secured by this Agreement.

Business Day means each day that is not (i) a Saturday or a Sunday or (ii) any other day on which banking institutions in Luxembourg City, Luxembourg, London, United Kingdom, Frankfurt am Main, Germany or New York, New York are authorised or required by law to close.

Company means Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRA 84369

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, The Royal Bank of Scotland plc as security agent, KDVS and KDG providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 add-on facilities.

Dollar, dollar or $ means the currency of the United States of America.

Dollar Notes means $ 610,000,000 aggregate principal amount of 10.625 % dollar-denominated senior notes due 2014 or any other dollar-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any dollar-denominated Exchange Securities).

Euro, euro or € means the single European currency introduced 1st January, 1999.

Euro Notes means Euro 250,000,000 aggregate principal amount of 10.750 % euro-denominated senior notes due 2014 or any other euro-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any euro-denominated Exchange Securities).

Exchange Securities means the dollar and/or euro denominated debt securities issued and delivered by KDG in exchange for the Initial Securities to the holders of transfer restricted securities pursuant to the High Yield Indenture as contemplated by the High Yield Registration Rights Agreement.

Event of Default means an event of default under any of the Finance Documents, which entitles the relevant Finance Parties to declare that all or part of any amounts outstanding under the relevant Finance Documents or any of them are immediately due and payable, or payable on demand.

Existing Interest(s) shall have the meaning ascribed to that term in Clause 2.1 below.

Existing Senior Interest Pledge Agreement means the interest pledge agreement between, amongst others, the Pledgor and the Royal Bank of Scotland plc as security agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Second Ranking High Yield Share Pledge Agreement means the share pledge agreement between, amongst others, the Pledgor and the Royal Bank of Scotland plc as security agent and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 may 2006.

Existing Supplemental Senior Share Pledge Agreement means the supplemental share pledge agreement relating to the shares in Kabel Deutschland Verwaltungs GmbH and Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH dated on or about the date of this Agreement between, amongst others, Kabel Deutschland GmbH as pledgor and The Royal Bank of Scotland as security agent and others as pledgees.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Finance Document means:

(a)	the High Yield Notes;

(b)	the Exchange Securities;

(c)	the High Yield Indenture;

(d)	each Security Document;

(e)	the Priority Agreement; or

(f)	any other document designated as such by the Security Trustee and KDG.

Finance Party means each of the Security Trustee, the High Yield Notes Trustee and any other person becoming a security trustee or a high yield notes trustee under the High Yield Indenture (together the Finance Parties).

Future Interests means any and all interests in the Company, other than the Existing Interests, which the Pledgor may acquire and/or receive otherwise by any cause at law in future.

Future Secondary Pledgee means a Finance Party (other than the Security Trustee and the High Yield Notes Trustee).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries.

High Yield Guarantor means (i) KDVS or (ii) an Approved Additional High Yield Guarantor (together the High Yield Guarantors).

High Yield Indenture means the indenture dated on or about 2nd July, 2004, made between, amongst others, KDG, KDVS as High Yield Guarantor, the High Yield Notes Trustee, the Security Trustee and any other High Yield Guarantor relating to the issue of the High Yield Notes by KDG, and including any supplemental indenture entered into, amongst others, by KDG with respect to the High Yield Indenture.

High Yield Notes means the Euro Notes and the Dollar Notes issued pursuant to the High Yield Indenture.

High Yield Noteholders means each of the holders of the High Yield Notes.

High Yield Registration Rights Agreement means the registration rights agreement dated on or about 2nd July, 2004, made between, amongst others, KDVS, KDG, the High Yield Guarantors and Deutsche Bank AG London, Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Goldman Sachs International and ABN Amro Bank N.V. relating to the offer to exchange transfer restricted Initial Securities into a like aggregate amount of the Exchange Securities or the shelf registration of such Initial Securities.

Initial Securities means each of the Euro Notes and Dollar Notes.

Issue Date means each of the date on or about 2nd July, 2004 and any date thereafter on which High Yield Notes are issued under the High Yield Indenture (together the Issue Dates).

KDG means Kabel Deutschland GmbH a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a High Yield Guarantor (together the Obligors).

Party means each of the Pledgor and the Secondary Pledgees (together the Parties).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Mandated Lead Arrangers, the Facility Agent, the Security Trustee and certain other creditors of the Group.

Secondary Pledge means any and all pledges constituted under this Agreement.

Secondary Pledgee means an Original Secondary Pledgee or a Future Secondary Pledgee (together the Secondary Pledgees).

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Documents means any mortgages, pledges, assignments, transfers or other documents creating security for the obligations of the Obligors under the Finance Documents.

Security Trust Agreement means the security trust agreement dated 12 May 2006 between, amongst others, KDG and KDVS as security grantors, the Security Trustee and the other Finance Parties pursuant to which, inter alia, the Security Trustee has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Interests means the Existing Interests and the Future Interests.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

1.2	Construction

(s)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Trustee means the Security Trustee acting as agent for and on behalf of the Secondary Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(t)	Where the context so admits, the singular includes the plural and vice versa.

(u)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(v)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(w)	Whenever in this Agreement reference is made to the Security Trustee such reference shall be deemed to be a reference to the Security Trustee acting as trustee for and on behalf of the Secondary Pledgees, unless otherwise provided herein.

(x)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	SECONDARY PLEDGES

(a)	The Pledgor is the only limited partner (Kommanditist) of the Company as of the date of this Agreement.

(b)	The Company’s sole general partner (Komplementär) is Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH which does not hold any interest (Kapitalanteil) in the Company.

(c)	The Pledgor holds all limited partners’ interests (Kommanditanteil/Mitgliedschaft) representing 100% of the capital interests in the Company (the Existing Interests). Its capital interest (Kapitalanteil) currently amounts to EUR 1,000 (in words: Euro one thousand) and its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(d)	The Existing Interests are fully paid up. There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Secondary Pledges

(a)	The Pledgor hereby pledges the Interests to each Original Secondary Pledgee and to each Future Secondary Pledgee for their rateable interest as Security.

(b)	Each of the Original Secondary Pledgees hereby accepts the Secondary Pledge. In addition, the Security Trustee accepts each of the Secondary Pledges for and on behalf of each Future Secondary Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Secondary Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement, thereby becoming a Secondary Pledgee. All Parties hereto confirm that the validity of any of the Secondary Pledges constituted hereunder shall not be affected by the Security Trustee acting as proxy without power of attorney for each Future Secondary Pledgee.

3.	INDEPENDENT SECONDARY PLEDGES

(a)	The validity and effect of each of the Secondary Pledges shall be independent from the validity and the effect of any of (i) the other Secondary Pledges created hereunder and (ii) any security interest constituted under the Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and the Existing Supplemental Senior Interest Pledge Agreement and is in addition, and without any prejudice, to any other Security which any and all of the Secondary Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Secondary Pledges to each of the Secondary Pledgees shall be separate and individual second ranking pledges. Each of the Secondary Pledges shall rank pari passu to each other Secondary Pledge created hereunder.

(b)	The Parties agree that the fact, that the Interests have already been pledged pursuant to the Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and the Existing Senior Supplemental Interest Pledge Agreement, shall not in any way prejudice the creation of the Secondary Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and the Existing Supplemental Senior Interest Pledge Agreement, as long as any security interest constituted under the Existing Senior Interest Pledge Agreement and/or the Existing Second Ranking High Yield Interest Pledge Agreement and/or the Existing Supplemental Senior Interest Pledge Agreement are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Secondary Pledges, to the extent the Secondary Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and/or the Existing Senior Supplemental Interest Pledge Agreement.

(c)	The Parties further acknowledge that any provision dealing with the enforcement of any Secondary Pledge made in the Priority Agreement shall apply.

(d)	Any security interest and pledge constituted under any of the Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and the Existing Senior Supplemental Interest Pledge Agreement and any other term and agreement of any of Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and the Existing Senior Supplemental Interest Pledge Agreement shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Secondary Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DISTRIBUTIONS

5.1	Extent of the Pledge

The Secondary Pledge constituted by this Agreement includes the present and future rights of the Pledgor to receive

(a)	distributions (Entnahmen), if any, payable on any of the Interests; and

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of the Pledgor of the Company (Abfindungsanspruch bei Ausscheiden), the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with any of the Interests.

5.2	Entitlement to Distributions

Notwithstanding that the right to receive and make distributions (Entnahmen) are pledged hereunder, the Pledgor shall be entitled to make, receive and retain all such distributions until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any distributions in respect of the Interests are no longer permitted to be made by the Pledgor, in which case such distributions are to be made to the Security Trustee.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	distributions paid or payable to the Pledgor other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Interests;

(b)	other distributions paid or payable to the Pledgor in cash in respect of the Interests in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Interests;

(d)	distributions paid to the Security Trustee in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Trustee for itself and for the other Secondary Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Secondary Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Trustee for itself and for the Secondary Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or distributions shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Interests remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 8.1 below. The Pledgor shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Secondary Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Secondary Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Secondary Pledgees or the security purpose as described in Clause 4 hereof or defeat, impair or circumvent the rights of the Secondary Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Secondary Pledgees promptly of all other actions concerning the Company which might adversely affect the security interest of the Secondary Pledgees. In particular, the Pledgor shall notify the Secondary Pledgees forthwith of any partners’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Secondary Pledges. In any event the Secondary Pledgees shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary partners’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such partners’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF SECONDARY PLEDGES

7.1	Secondary Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Secondary Pledgees may enforce any of the Secondary Pledges (or any part thereof), through the Security Trustee by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Trustee shall notify the Pledgor of the intention to realise any of the Secondary Pledges over the Interests not less than 5 (five) Business Days before the date on which the respective Secondary Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Trustee.

(c)	If the Security Trustee should seek to enforce any of the Secondary Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Interests or any part thereof and/or the exercise by the Security Trustee of any other right the Secondary Pledgees may have under German law.

(d)	The Secondary Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Secondary Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Secondary Pledges, no rights of the Secondary Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Trustee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Secondary Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Interests may be applied by the Security Trustee in satisfaction in whole or in part of the Secured Claims notwithstanding the Secondary Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of any of the Secondary Pledges shall be applied by the Security Trustee towards the satisfaction of the Secured Claims, subject to, and in accordance with, the relevant provisions of the Priority Agreement.

(b)	The Security Trustee may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Trustee shall confirm to the Pledgor upon request that the Interests are released from the Secondary Pledges and retransfer to the Pledgor any documents received by the Security Trustee or any designee pursuant to Clause 8.1(e) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Trustee promptly of any change in the partnership in, or the capital contributions to, the Company or of any change in the partnership agreement (Gesellschaftsvertrag) or the registration of the Company in the Commercial Register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Trustee promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Interests;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Trustee may reasonably require:

(e)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(f)	if the Secondary Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Interests which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Trustee, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Trustee or to its nominees and give all notices, orders and directions which the Security Trustee may reasonably think expedient;

(g)	at the Security Trustee’s reasonable request, to furnish to the Security Trustee such information concerning the Interests as is available to the Pledgor, to permit the Security Trustee and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Interests on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Trustee, to deliver to the Security Trustee copies of all such records and papers;

(h)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Secondary Pledges or the effect of which results in the Interests ceasing to exist; and

(i)	that all Future Interests will be fully paid and that there will be no obligation for a limited partner to make additional contributions.

8.2	Secondary Pledges over all Interests

The Security Trustee may at all times for itself and for the Secondary Pledgees request to hold a pledge over all Interests held by the Pledgor (and in the case of a merger an equivalent security interest over the interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Secondary Pledgees that:

(a)	the Existing Interests pledged hereunder are the only Interests in the Company in existence at the date hereof;

(b)	the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Interests;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Interests are fully paid and there is no obligation for the Pledgor to make additional contributions; and

(e)	the Existing Interests are, except for any security interest constituted under the Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and the Existing Senior Supplemental Interest Pledge Agreement, free from any rights of third parties;

(f)	no third party has any pre-emption rights for Interests in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Trustee is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security given to the Security Trustee or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Trustee may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Trustee nor the Secondary Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Trustee or of any of the Secondary Pledgees.

11.2	Indemnification

The Pledgor will indemnify the Security Trustee and each of the Secondary Pledgees and keep the Security Trustee and each of the Secondary Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Trustee and/or each of the Secondary Pledgees as a result of any breach by the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of any of the Secondary Pledgees or the Security Trustee.

11.3	This Clause 11 (Indemnity) shall survive the termination of this Agreement under Clause 12.1 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Secondary Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it or the replacement of the Security Trustee or of the High Yield Notes Trustee or any transfer of the High Yield Notes shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Trustee and/or any of the other Secondary Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular, the Secondary Pledges shall not be affected and shall in any event extend to any and all Interests in the Company even if the number or nominal value of the Existing Interests or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Trustee or the Secondary Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Secondary Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Trustee and/or the Secondary Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Trustee from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	APPLICABLE LAW; JURISDICTION

17.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

17.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Trustee, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.	NOTIFICATION

The Pledgor and the Secondary Pledgees hereby notify the Company of the Secondary Pledges and the Company hereby acknowledges the Secondary Pledges.

APPENDIX C. 5

SUPPLEMENTAL SECONDARY INTEREST PLEDGE

AGREEMENT

RELATING TO THE INTERESTS IN

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & Co. KG

DATED 4 FEBRUARY 2010

between

KABEL DEUTSCHLAND GMBH

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Trustee

and

LAW DEBENTURE TRUST COMPANY OF NEW YORK

as High Yield Notes Trustee

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL SECONDARY INTEREST PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN:

(1)	KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränker Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Trustee);

(3)	LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company organised under the laws of the State of New York, 767 Third Avenue, 31 st Floor, New York, N.Y. 10017,

(the High Yield Notes Trustee); and

(4)	THE FINANCE PARTIES as defined below in Clause 1.1 (Definitions).

on the other side.

The Security Trustee and the High Yield Notes Trustee are hereinafter referred to individually as an Original Secondary Pledgee and together as the Original Secondary Pledgees.

The Pledgor and the Secondary Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Pledgor issued the High Yield Notes (as defined below) pursuant to the High Yield Indenture (as defined below) on the Issue Dates (as defined below).

(B)	The security interests given on 1 July 2004 and on 27 July 2004 by, amongst others, the Pledgor to Deutsche Bank AG London as security trustee and Law Debenture Trust Company of New York as high yield notes trustee on a second ranking basis have been released as of the date hereof and shall now be re-taken subject to and in accordance with the terms of the Priority Agreement (as defined below).

(C)	According to the terms of an amendment agreement to the Priority Agreement (as defined below) Deutsche Bank AG London as former security trustee has resigned and the new Security Trustee has assumed this position.

(D)	Under the Priority Agreement (as defined below), the Security Trustee is the joint and several creditor of each and every payment obligation of the Obligors towards the High Yield Noteholders and/or the High Yield Notes Trustee under the Finance Documents (each as defined below). The High Yield Notes Trustee has acceded to the Priority Agreement by means of an accession agreement entered into on or about 2 July 2004 by, amongst others, the Security Trustee and the High Yield Notes Trustee, acting for itself and on behalf of the High Yield Noteholders (as defined below).

(E)	The lenders have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(F)	In connection with the granting of supplemental security in connection with the Credit Agreement Amendment Letter, the Pledgor has accepted to enter into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional High Yield Guarantor means a member of the Group which becomes a high yield guarantor under the Finance Documents after the date of their execution.

Approved Additional High Yield Guarantor means any Additional High Yield Guarantor whose obligations under the Finance Documents have after the date of their execution been specified by the relevant Finance Party to be secured by this Agreement.

Business Day means each day that is not (i) a Saturday or a Sunday or (ii) any other day on which banking institutions in Luxembourg City, Luxembourg, London, United Kingdom, Frankfurt am Main, Germany or New York, New York are authorised or required by law to close.

Company means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) the general partner of which is a limited liability company organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, The Royal Bank of Scotland plc as security agent, KDVS and KDG providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 add-on facilities.

Dollar, dollar or $ means the currency of the United States of America.

Dollar Notes means $ 610,000,000 aggregate principal amount of 10.625 % dollar-denominated senior notes due 2014 or any other dollar-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any dollar-denominated Exchange Securities).

Euro, euro or € means the single European currency introduced 1st January, 1999.

Euro Notes means Euro 250,000,000 aggregate principal amount of 10.750 % euro-denominated senior notes due 2014 or any other euro-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any euro-denominated Exchange Securities).

Exchange Securities means the dollar and/or euro denominated debt securities issued and delivered by KDG in exchange for the Initial Securities to the holders of transfer restricted securities pursuant to the High Yield Indenture as contemplated by the High Yield Registration Rights Agreement.

Event of Default means an event of default under any of the Finance Documents, which entitles the relevant Finance Parties to declare that all or part of any amounts outstanding under the relevant Finance Documents or any of them are immediately due and payable, or payable on demand.

Existing Interests means the interests set forth in Clause 2.1.

Existing Senior Interest Pledge Agreement means:

(a)	the relevant interest pledge agreement between, amongst others, the Pledgor and The Royal Bank of Scotland plc as security agent and others as pledgees under the notarial deed (Deed Register No. 9/2006) of notary public Dr. Niklaus E. Schiess with his offices in Basel, Switzerland) dated 11/12 May 2006; and

(b)	the relevant interest pledge agreements between, amongst others, the Second Limited Partner and The Royal Bank of Scotland plc as security agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Second Ranking High Yield Interest Pledge Agreement means

(a)	the relevant secondary interest pledge agreement between, amongst others, the Pledgor and the Security Trustee and others as pledgees under the notarial deed (Deed Register No. 11/2006) of notary public Dr. Niklaus E. Schiess with his offices in Basel, Switzerland) dated 11/12 May 2006; and

(b)	the relevant interest pledge agreements between, amongst others, the Second Limited Partner and the Security Trustee and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Supplemental Senior Interest Pledge Agreement means the supplemental interest pledge agreement relating to the interests in Kabel Deutschland Vertrieb und Service GmbH & Co. KG dated on or about the date of this Agreement between, amongst others, Kabel Deutschland GmbH as pledgor and The Royal Bank of Scotland as security agent and others as pledgees.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Finance Document means:

(a)	the High Yield Notes;

(b)	the Exchange Securities;

(c)	the High Yield Indenture;

(d)	each Security Document;

(e)	the Priority Agreement; or

(f)	any other document designated as such by the Security Trustee and KDG.

Finance Party means each of the Security Trustee, the High Yield Notes Trustee and any other person becoming a security trustee or a high yield notes trustee under the High Yield Indenture (together the Finance Parties).

Future Interests means any and all interests in the Company, other than the Existing Interests, which the Pledgor may acquire and/or receive otherwise by any cause at law in future.

Future Secondary Pledgee means a Finance Party (other than the Security Trustee and the High Yield Notes Trustee).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries.

High Yield Guarantor means (i) KDVS or (ii) an Approved Additional High Yield Guarantor (together the High Yield Guarantors).

High Yield Indenture means the indenture dated on or about 2nd July, 2004, made between, amongst others, KDG, KDVS as High Yield Guarantor, the High Yield Notes Trustee, the Security Trustee and any other High Yield Guarantor relating to the issue of the High Yield Notes by KDG, and including any supplemental indenture entered into, amongst others, by KDG with respect to the High Yield Indenture.

High Yield Notes means the Euro Notes and the Dollar Notes issued pursuant to the High Yield Indenture.

High Yield Noteholders means each of the holders of the High Yield Notes.

High Yield Registration Rights Agreement means the registration rights agreement dated on or about 2nd July, 2004, made between, amongst others, KDVS, KDG, the High Yield Guarantors and Deutsche Bank AG London, Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Goldman Sachs International and ABN Amro Bank N.V. relating to the offer to exchange transfer restricted Initial Securities into a like aggregate amount of the Exchange Securities or the shelf registration of such Initial Securities.

Initial Securities means each of the Euro Notes and Dollar Notes.

Issue Date means each of the date on or about 2nd July, 2004 and any date thereafter on which High Yield Notes are issued under the High Yield Indenture (together the Issue Dates).

KDG means Kabel Deutschland GmbH a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a High Yield Guarantor (together the Obligors).

Party means each of the Pledgor and the Secondary Pledgees (together the Parties).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Mandated Lead Arrangers, the Facility Agent, the Security Trustee and certain other creditors of the Group.

Second Limited Partner means Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring, (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84369.

Secondary Pledge means any and all pledges constituted under this Agreement.

Secondary Pledgee means an Original Secondary Pledgee or a Future Secondary Pledgee (together the Secondary Pledgees).

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Documents means any mortgages, pledges, assignments, transfers or other documents creating security for the obligations of the Obligors under the Finance Documents.

Security Trust Agreement means the security trust agreement dated 12 May 2006 between, amongst others, KDG and KDVS as security grantors, the Security Trustee and the other Finance Parties pursuant to which, inter alia, the Security Trustee has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Interests means the Existing Interests and the Future Interests.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

1.2	Construction

(y)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Trustee means the Security Trustee acting as agent for and on behalf of the Secondary Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(z)	Where the context so admits, the singular includes the plural and vice versa.

(aa)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(bb)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(cc)	Whenever in this Agreement reference is made to the Security Trustee such reference shall be deemed to be a reference to the Security Trustee acting as trustee for and on behalf of the Secondary Pledgees, unless otherwise provided herein.

(dd)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	SECONDARY PLEDGES

2.1	Pledged Limited Partner’s Interest

(a)	The Pledgor and the Second Limited Partner are the only limited partners (Kommanditisten) of the Company as of the date of this Agreement.

(b)	The Company’s sole general partner (Komplementär) is Kabel Deutschland Verwaltungs GmbH which does not hold any interest (Kapitalanteil) in the Company.

(c)	The Pledgor holds limited partner’s interests (Kommanditanteil/Mitgliedschaft) representing 100% of the capital interest in the Company (the Existing Interests). Its capital interest (Kapitalanteil) currently amounts to EUR 1,500 (in words: Euro one thousand five hundred) and its liability capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(d)	The Second Limited Partner does not have any capital interest (Kapitalanteil) in the Company but its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(e)	The Existing Interests are fully paid up. There is no obligation for the Pledgor to make any additional contributions

2.2	Constitution of Secondary Pledges

(a)	The Pledgor hereby pledges the Interests to each Original Secondary Pledgee and to each Future Secondary Pledgee for their rateable interest as Security.

(b)	Each of the Original Secondary Pledgees hereby accepts the Secondary Pledge. In addition, the Security Trustee accepts each of the Secondary Pledges for and on behalf of each Future Secondary Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Secondary Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement, thereby becoming a Secondary Pledgee. All Parties hereto confirm that the validity of any of the Secondary Pledges constituted hereunder shall not be affected by the Security Trustee acting as proxy without power of attorney for each Future Secondary Pledgee.

3.	INDEPENDENT SECONDARY PLEDGES

(a)	The validity and effect of each of the Secondary Pledges shall be independent from the validity and the effect of any of (i) the other Secondary Pledges created hereunder and (ii) any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Supplemental Senior Interest Pledge Agreement and is in addition, and without any prejudice, to any other Security which any and all of the Secondary Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Secondary Pledges to each of the Secondary Pledgees shall be separate and individual second ranking pledges. Each of the Secondary Pledges shall rank pari passu to each other Secondary Pledge created hereunder.

(b)	The Parties agree that the fact, that the Interests have already been pledged pursuant to the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreements, shall not in any way prejudice the creation of the Secondary Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Supplemental Senior Interest Pledge Agreements, as long as any security interest constituted under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Interest Pledge Agreements and/or the Existing Supplemental Senior Interest Pledge Agreements are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Secondary Pledges, to the extent the Secondary Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and/or the Existing Senior Supplemental Interest Pledge Agreements.

(c)	The Parties further acknowledge that any provision dealing with the enforcement of any Secondary Pledge made in the Priority Agreement shall apply.

(d)	Any security interest and pledge constituted under any of the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreements and any other term and agreement of any of Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreements shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Secondary Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DISTRIBUTIONS

5.1	Extent of the Pledge

The Secondary Pledge constituted by this Agreement includes the present and future rights of the Pledgor to receive

(a)	distributions (Entnahmen), if any, payable on any of the Interests; and

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of the Pledgor of the Company (Abfindungsanspruch bei Ausscheiden), the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with any of the Interests.

5.2	Entitlement to Distributions

Notwithstanding that the right to receive and make distributions (Entnahmen) are pledged hereunder, the Pledgor shall be entitled to make, receive and retain all such distributions until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any distributions in respect of the Interests are no longer permitted to be made by the Pledgor, in which case such distributions are to be made to the Security Trustee.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	distributions paid or payable to the Pledgor other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Interests;

(b)	other distributions paid or payable to the Pledgor in cash in respect of the Interests in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Interests;

(d)	distributions paid to the Security Trustee in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Trustee for itself and for the other Secondary Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Secondary Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Trustee for itself and for the Secondary Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or distributions shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Interests remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 8.1 below. The Pledgor shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Secondary Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Secondary Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Secondary Pledgees or the security purpose as described in Clause 4 hereof or defeat, impair or circumvent the rights of the Secondary Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Secondary Pledgees promptly of all other actions concerning the Company which might adversely affect the security interest of the Secondary Pledgees. In particular, the Pledgor shall notify the Secondary Pledgees forthwith of any partners’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Secondary Pledges. In any event the Secondary Pledgees shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary Pledgors’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such partners’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF SECONDARY PLEDGES

7.1	Secondary Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Secondary Pledgees may enforce any of the Secondary Pledges (or any part thereof), through the Security Trustee by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Trustee shall notify the Pledgor of the intention to realise any of the Secondary Pledges over the Interests not less than 5 (five) Business Days before the date on which the respective Secondary Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Trustee.

(c)	If the Security Trustee should seek to enforce any of the Secondary Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Interests or any part thereof and/or the exercise by the Security Trustee of any other right the Secondary Pledgees may have under German law.

(d)	The Secondary Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Secondary Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Secondary Pledges, no rights of the Secondary Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Trustee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Secondary Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Interests may be applied by the Security Trustee in satisfaction in whole or in part of the Secured Claims notwithstanding the Secondary Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of any of the Secondary Pledges shall be applied by the Security Trustee towards the satisfaction of the Secured Claims, subject to, and in accordance with, the relevant provisions of the Priority Agreement.

(b)	The Security Trustee may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Trustee shall confirm to the Pledgor upon request that the Interests are released from the Secondary Pledges and retransfer to the Pledgor any documents received by the Security Trustee or any designee pursuant to Clause 8.1(e) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Trustee promptly of any change in the partnership of, or the capital contributions to, the Company or of any change in the partnership agreement (Gesellschaftsvertrag) or the registration of the Company in the Commercial Register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Trustee promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Interests;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Trustee may reasonably require:

(e)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(f)	if the Secondary Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Interests which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Trustee, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Trustee or to its nominees and give all notices, orders and directions which the Security Trustee may reasonably think expedient;

(g)	at the Security Trustee’s reasonable request, to furnish to the Security Trustee such information concerning the Interests as is available to the Pledgor, to permit the Security Trustee and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Interests on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Trustee, to deliver to the Security Trustee copies of all such records and papers;

(h)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Secondary Pledges or the effect of which results in the Interests ceasing to exist; and

(i)	that all Future Interests will be fully paid and that there will be no obligation for a limited partner to make additional contributions.

8.2	Secondary Pledges over all Interests

The Security Trustee may at all times for itself and for the Secondary Pledgees request to hold a pledge over all Interests held by the Pledgor (and in the case of a merger an equivalent security interest over the interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Secondary Pledgees that:

(a)	the Existing Interests pledged hereunder are the only Interests in the Company in existence at the date hereof;

(b)	the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Interests;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Interests are fully paid and there is no obligation for the Pledgor to make additional contributions; and

(e)	the Existing Interests are, except for any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreement, free from any rights of third parties;

(f)	no third party has any pre-emption rights for Interests in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Trustee is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security given to the Security Trustee or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Trustee may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Trustee nor the Secondary Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Trustee or of any of the Secondary Pledgees.

11.2	Indemnification

The Pledgor will indemnify the Security Trustee and each of the Secondary Pledgees and keep the Security Trustee and each of the Secondary Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Trustee and/or each of the Secondary Pledgees as a result of any breach by the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of any of the Secondary Pledgees or the Security Trustee.

11.3	This Clause 11 (Indemnity) shall survive the termination of this Agreement under Clause 12.1 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Secondary Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it or the replacement of the Security Trustee or of the High Yield Notes Trustee or any transfer of the High Yield Notes shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Trustee and/or any of the other Secondary Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular, the Secondary Pledges shall not be affected and shall in any event extend to any and all Interests in the Company even if the number or nominal value of the Existing Interests or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Trustee or the Secondary Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Secondary Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Trustee and/or the Secondary Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Trustee from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	APPLICABLE LAW; JURISDICTION

17.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

17.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Trustee, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.	NOTIFICATION

The Pledgor and the Secondary Pledgees hereby notify the Company of the Secondary Pledges and the Company hereby acknowledges the Secondary Pledges.

APPENDIX C. 6

SUPPLEMENTAL SECONDARY INTEREST PLEDGE

AGREEMENT

RELATING TO THE INTERESTS IN

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & Co. KG

DATED 4 FEBRUARY 2010

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Trustee

and

LAW DEBENTURE TRUST COMPANY OF NEW YORK

as High Yield Notes Trustee

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL SECONDARY INTEREST PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN:

(1)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRA 84369,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Trustee);

(3)	LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company organised under the laws of the State of New York, 767 Third Avenue, 31 st Floor, New York, N.Y. 10017,

(the High Yield Notes Trustee); and

(4)	THE FINANCE PARTIES as defined below in Clause 1.1 (Definitions).

on the other side.

The Security Trustee and the High Yield Notes Trustee are hereinafter referred to individually as an Original Secondary Pledgee and together as the Original Secondary Pledgees.

The Pledgor and the Secondary Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Pledgor issued the High Yield Notes (as defined below) pursuant to the High Yield Indenture (as defined below) on the Issue Dates (as defined below).

(B)	The security interests given on 1 July 2004 and on 27 July 2004 by, amongst others, the Pledgor to Deutsche Bank AG London as security trustee and Law Debenture Trust Company of New York as high yield notes trustee on a second ranking basis have been released as of the date hereof and shall now be re-taken subject to and in accordance with the terms of the Priority Agreement (as defined below).

(C)	According to the terms of an amendment agreement to the Priority Agreement (as defined below) Deutsche Bank AG London as former security trustee has resigned and the new Security Trustee has assumed this position.

(D)	Under the Priority Agreement (as defined below), the Security Trustee is the joint and several creditor of each and every payment obligation of the Obligors towards the High Yield Noteholders and/or the High Yield Notes Trustee under the Finance Documents (each as defined below). The High Yield Notes Trustee has acceded to the Priority Agreement by means of an accession agreement entered into on or about 2 July 2004 by, amongst others, the Security Trustee and the High Yield Notes Trustee, acting for itself and on behalf of the High Yield Noteholders (as defined below).

(E)	The lenders have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(F)	In connection with the granting of supplemental security in connection with the Credit Agreement Amendment Letter, the Pledgor has accepted to enter into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional High Yield Guarantor means a member of the Group which becomes a high yield guarantor under the Finance Documents after the date of their execution.

Approved Additional High Yield Guarantor means any Additional High Yield Guarantor whose obligations under the Finance Documents have after the date of their execution been specified by the relevant Finance Party to be secured by this Agreement.

Business Day means each day that is not (i) a Saturday or a Sunday or (ii) any other day on which banking institutions in Luxembourg City, Luxembourg, London, United Kingdom, Frankfurt am Main, Germany or New York, New York are authorised or required by law to close.

Company means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) the general partner of which is a limited liability company organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, The Royal Bank of Scotland plc as security agent, KDVS and KDG providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 add-on facilities.

Dollar, dollar or $ means the currency of the United States of America.

Dollar Notes means $ 610,000,000 aggregate principal amount of 10.625 % dollar-denominated senior notes due 2014 or any other dollar-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any dollar-denominated Exchange Securities).

Euro, euro or € means the single European currency introduced 1st January, 1999.

Euro Notes means Euro 250,000,000 aggregate principal amount of 10.750 % euro-denominated senior notes due 2014 or any other euro-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any euro-denominated Exchange Securities).

Exchange Securities means the dollar and/or euro denominated debt securities issued and delivered by KDG in exchange for the Initial Securities to the holders of transfer restricted securities pursuant to the High Yield Indenture as contemplated by the High Yield Registration Rights Agreement.

Event of Default means an event of default under any of the Finance Documents, which entitles the relevant Finance Parties to declare that all or part of any amounts outstanding under the relevant Finance Documents or any of them are immediately due and payable, or payable on demand.

Existing Interests means the interests set forth in Clause 2.1.

Existing Senior Interest Pledge Agreement means:

(a)	the relevant interest pledge agreement between, amongst others, the Pledgor and The Royal Bank of Scotland plc as security agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006; and

(b)	the relevant interest pledge agreements between, amongst others, the Second Limited Partner and The Royal Bank of Scotland plc as security agent and others as pledgees under the notarial deed (Deed Register No. 9/2006) of notary public Dr. Niklaus E. Schiess with his offices in Basel, Switzerland) dated 11/12 May 2006.

Existing Second Ranking High Yield Interest Pledge Agreement means

(a)	the relevant secondary interest pledge agreement between, amongst others, the Pledgor and the Security Trustee and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006; and

(b)	the relevant interest pledge agreements between, amongst others, the Second Limited Partner and the Security Trustee and others as pledgees under the notarial deed (Deed Register No. 11/2006) of notary public Dr. Niklaus E. Schiess with his offices in Basel, Switzerland) dated 11/12 May 2006.

Existing Supplemental Senior Interest Pledge Agreement means the supplemental interest pledge agreement relating to the interest in Kabel Deutschland Vertrieb und Service GmbH & Co. KG dated on or about the date of this Agreement between, amongst others, Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG as pledgor and The Royal Bank of Scotland as security agent and others as pledgees.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Finance Document means:

(a)	the High Yield Notes;

(b)	the Exchange Securities;

(c)	the High Yield Indenture;

(d)	each Security Document;

(e)	the Priority Agreement; or

(f)	any other document designated as such by the Security Trustee and KDG.

Finance Party means each of the Security Trustee, the High Yield Notes Trustee and any other person becoming a security trustee or a high yield notes trustee under the High Yield Indenture (together the Finance Parties).

Future Interests means any and all interests in the Company, other than the Existing Interests, which the Pledgor may acquire and/or receive otherwise by any cause at law in future.

Future Secondary Pledgee means a Finance Party (other than the Security Trustee and the High Yield Notes Trustee).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries.

High Yield Guarantor means (i) KDVS or (ii) an Approved Additional High Yield Guarantor (together the High Yield Guarantors).

High Yield Indenture means the indenture dated on or about 2nd July, 2004, made between, amongst others, KDG, KDVS as High Yield Guarantor, the High Yield Notes Trustee, the Security Trustee and any other High Yield Guarantor relating to the issue of the High Yield Notes by KDG, and including any supplemental indenture entered into, amongst others, by KDG with respect to the High Yield Indenture.

High Yield Notes means the Euro Notes and the Dollar Notes issued pursuant to the High Yield Indenture.

High Yield Noteholders means each of the holders of the High Yield Notes.

High Yield Registration Rights Agreement means the registration rights agreement dated on or about 2nd July, 2004, made between, amongst others, KDVS, KDG, the High Yield Guarantors and

Deutsche Bank AG London, Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Goldman Sachs International and ABN Amro Bank N.V. relating to the offer to exchange transfer restricted Initial Securities into a like aggregate amount of the Exchange Securities or the shelf registration of such Initial Securities.

Initial Securities means each of the Euro Notes and Dollar Notes.

Issue Date means each of the date on or about 2nd July, 2004 and any date thereafter on which High Yield Notes are issued under the High Yield Indenture (together the Issue Dates).

KDG means Kabel Deutschland GmbH a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a High Yield Guarantor (together the Obligors).

Party means each of the Pledgor and the Secondary Pledgees (together the Parties).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Mandated Lead Arrangers, the Facility Agent, the Security Trustee and certain other creditors of the Group.

Second Limited Partner means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

Secondary Pledge means any and all pledges constituted under this Agreement.

Secondary Pledgee means an Original Secondary Pledgee or a Future Secondary Pledgee (together the Secondary Pledgees).

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Finance

Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Documents means any mortgages, pledges, assignments, transfers or other documents creating security for the obligations of the Obligors under the Finance Documents.

Security Trust Agreement means the security trust agreement dated 12 May 2006 between, amongst others, KDG and KDVS as security grantors, the Security Trustee and the other Finance Parties pursuant to which, inter alia, the Security Trustee has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Interests means the Existing Interests and the Future Interests.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

1.2	Construction

(ee)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Trustee means the Security Trustee acting as agent for and on behalf of the Secondary Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(ff)	Where the context so admits, the singular includes the plural and vice versa.

(gg)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(hh)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(ii)	Whenever in this Agreement reference is made to the Security Trustee such reference shall be deemed to be a reference to the Security Trustee acting as trustee for and on behalf of the Secondary Pledgees, unless otherwise provided herein.

(jj)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	SECONDARY PLEDGES

2.1	Pledged Limited Partner’s Interest

(a)	The Pledgor and the Second Limited Partner are the only limited partners (Kommanditisten) of the Company as of the date of this Agreement.

(b)	The Company’s sole general partner (Komplementär) is Kabel Deutschland Verwaltungs GmbH which does not hold any interest (Kapitalanteil) in the Company.

(c)	The Pledgor holds a limited partner’s interest (Kommanditanteil/Mitgliedschaft) representing 0% of the capital interest in the Company (the Existing Interests) but its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(d)	The Second Limited Partner holds a limited partner’s interest representing 100% of the capital interests in the Company. Its capital interest (Kapitalanteil) currently amounts to EUR 1,500 (in words: Euro one thousand and five hundred ) and its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(e)	The Existing Interests are fully paid up. There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Secondary Pledges

(a)	The Pledgor hereby pledges the Interests to each Original Secondary Pledgee and to each Future Secondary Pledgee for their rateable interest as Security.

(b)	Each of the Original Secondary Pledgees hereby accepts the Secondary Pledge. In addition, the Security Trustee accepts each of the Secondary Pledges for and on behalf of each Future Secondary Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Secondary Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement, thereby becoming a Secondary Pledgee. All Parties hereto confirm that the validity of any of the Secondary Pledges constituted hereunder shall not be affected by the Security Trustee acting as proxy without power of attorney for each Future Secondary Pledgee.

3.	INDEPENDENT SECONDARY PLEDGES

(a)	The validity and effect of each of the Secondary Pledges shall be independent from the validity and the effect of any of (i) the other Secondary Pledges created hereunder and (ii) any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Supplemental Senior Interest Pledge Agreement and is in addition, and without any prejudice, to any other Security which any and all of the Secondary Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Secondary Pledges to each of the Secondary Pledgees shall be separate and individual second ranking pledges. Each of the Secondary Pledges shall rank pari passu to each other Secondary Pledge created hereunder.

(b)

The Parties agree that the fact, that the Interests have already been pledged pursuant to the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreements, shall not in any way prejudice the creation of the Secondary Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Supplemental Senior Interest Pledge Agreements, as long as any security interest constituted under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Interest Pledge Agreements and/or the Existing Supplemental Senior Interest Pledge Agreements are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Secondary Pledges, to the extent the Secondary Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and/or the Existing Senior Supplemental Interest Pledge Agreement.

(c)	The Parties further acknowledge that any provision dealing with the enforcement of any Secondary Pledge made in the Priority Agreement shall apply.

(d)	Any security interest and pledge constituted under any of the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreements and any other term and agreement of any of Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreements shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Secondary Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DISTRIBUTIONS

5.1	Extent of the Pledge

The Secondary Pledge constituted by this Agreement includes the present and future rights of the Pledgor to receive

(a)	distributions (Entnahmen), if any, payable on any of the Interests; and

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of the Pledgor of the Company (Abfindungsanspruch bei Ausscheiden), the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with any of the Interests.

5.2	Entitlement to Distributions

Notwithstanding that the right to receive and make distributions (Entnahmen) are pledged hereunder, the Pledgor shall be entitled to make, receive and retain all such distributions until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any distributions in respect of the Interests are no longer permitted to be made by the Pledgor, in which case such distributions are to be made to the Security Trustee.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	distributions paid or payable to the Pledgor other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Interests;

(b)	other distributions paid or payable to the Pledgor in cash in respect of the Interests in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Interests;

(d)	distributions paid to the Security Trustee in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Trustee for itself and for the other Secondary Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Secondary Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Trustee for itself and for the Secondary Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or distributions shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Interests remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 8.1 below. The Pledgor shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Secondary Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Secondary Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Secondary Pledgees or the security purpose as described in Clause 4 hereof or defeat, impair or circumvent the rights of the Secondary Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Secondary Pledgees promptly of all other actions concerning the Company which might adversely affect the security interest of the Secondary Pledgees. In particular, the Pledgor shall notify the Secondary Pledgees forthwith of any partners’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Secondary Pledges. In any event the Secondary Pledgees shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary partners’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such partners’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF SECONDARY PLEDGES

7.1	Secondary Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Secondary Pledgees may enforce any of the Secondary Pledges (or any part thereof), through the Security Trustee by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Trustee shall notify the Pledgor of the intention to realise any of the Secondary Pledges over the Interests not less than 5 (five) Business Days before the date on which the respective Secondary Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Trustee.

(c)	If the Security Trustee should seek to enforce any of the Secondary Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Interests or any part thereof and/or the exercise by the Security Trustee of any other right the Secondary Pledgees may have under German law.

(d)	The Secondary Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Secondary Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Secondary Pledges, no rights of the Secondary Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Trustee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Secondary Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Interests may be applied by the Security Trustee in satisfaction in whole or in part of the Secured Claims notwithstanding the Secondary Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of any of the Secondary Pledges shall be applied by the Security Trustee towards the satisfaction of the Secured Claims, subject to, and in accordance with, the relevant provisions of the Priority Agreement.

(b)	The Security Trustee may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Trustee shall confirm to the Pledgor upon request that the Interests are released from the Secondary Pledges and retransfer to the Pledgor any documents received by the Security Trustee or any designee pursuant to Clause 8.1(e) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Trustee promptly of any change in the partnership in, or the capital contributions to, the Company or of any change in the partnership agreement (Gesellschaftsvertrag) or the registration of the Company in the Commercial Register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Trustee promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Interests;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Trustee may reasonably require:

(e)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(f)	if the Secondary Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Interests which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Trustee, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Trustee or to its nominees and give all notices, orders and directions which the Security Trustee may reasonably think expedient;

(g)	at the Security Trustee’s reasonable request, to furnish to the Security Trustee such information concerning the Interests as is available to the Pledgor, to permit the Security Trustee and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Interests on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Trustee, to deliver to the Security Trustee copies of all such records and papers;

(h)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Secondary Pledges or the effect of which results in the Interests ceasing to exist; and

(i)	that all Future Interests will be fully paid and that there will be no obligation for a limited partner to make additional contributions.

8.2	Secondary Pledges over all Interests

The Security Trustee may at all times for itself and for the Secondary Pledgees request to hold a pledge over all Interests held by the Pledgor (and in the case of a merger an equivalent security interest over the interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Secondary Pledgees that:

(a)	the Existing Interests pledged hereunder are the only Interests in the Company in existence at the date hereof;

(b)	the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Interests;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Interests are fully paid and there is no obligation for the Pledgor to make additional contributions; and

(e)	the Existing Interests are, except for any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreement, free from any rights of third parties;

(f)	no third party has any pre-emption rights for Interests in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Trustee is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security given to the Security Trustee or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Trustee may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Trustee nor the Secondary Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Trustee or of any of the Secondary Pledgees.

11.2	Indemnification

The Pledgor will indemnify the Security Trustee and each of the Secondary Pledgees and keep the Security Trustee and each of the Secondary Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Trustee and/or each of the Secondary Pledgees as a result of any breach by the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of any of the Secondary Pledgees or the Security Trustee.

11.3	This Clause 11 (Indemnity) shall survive the termination of this Agreement under Clause 12.1 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Secondary Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it or the replacement of the Security Trustee or of the High Yield Notes Trustee or any transfer of the High Yield Notes shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Trustee and/or any of the other Secondary Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular, the Secondary Pledges shall not be affected and shall in any event extend to any and all Interests in the Company even if the number or nominal value of the Existing Interests or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Trustee or the Secondary Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Secondary Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Trustee and/or the Secondary Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Trustee from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	MAINTENANCE OF LIABLE CAPITAL

17.1	Each of the Finance Parties agrees not to enforce any security interest granted under this Agreement against the Pledgor irrespective of whether the Pledgor is at the time of enforcement incorporated in Germany as a limited liability company (Gesellschaft mit beschränkter Haftung) (a German GmbH Security Grantor) or a limited partnership (Kommanditgesellschaft) of which the general partner (Komplementär) is a limited liability company (a German GmbH & Co. KG Security Grantor) (a German GmbH Security Grantor or a German GmbH & Co. KG Security Grantor each hereinafter referred to as a Relevant German Security Grantor), if and to the extent the security interests constituted under this Agreement secure obligations of a shareholder of the Relevant German Security Grantor and/or any German Affiliate (as defined below), in each case other than any direct or indirect subsidiary of the Relevant German Security Grantor, and, if and to the extent the enforcement of any security interest constituted under this Agreement would cause:

(a)	the German GmbH Security Grantor’s, or in the case of the German GmbH & Co. KG Security Grantor its general partner’s, assets (the calculation of which shall take into account the captions reflected in § 266 (2) A, B, C, D and E of the German Commercial Code (Handelsgesetzbuch)) less the German GmbH Security Grantor’s, or in case of a German GmbH & Co. KG Security Grantor its general partner’s, liabilities, provisions and liability reserves (the calculation of which shall take into account the captions reflected in § 266 (3) B, C, D and E of the German Commercial Code) (the Net Assets) to be less than the registered share capital (Stammkapital) of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor of the registered share capital of its general partner (Begründung einer Unterbilanz); or

(b)	an increase of a shortfall, if the Net Assets of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor, of its general partner, already fall short of the amount of the registered share capital (Vertiefung einer Unterbilanz).

For the purposes of calculating the Net Assets loans and other contractual liabilities incurred in violation of the provisions of the Finance Documents shall be disregarded.

17.2	In this Clause 17 (Maintenance of Liable Capital), the term German Affiliate refers to an affiliated company (verbundenes Unternehmen) of the Relevant German Security Grantor within the meaning of §§ 15 et. seq. of the German Stock Corporation Act (Aktiengesetz).

17.3	Furthermore, the Relevant German Security Grantor shall, in a situation where

(a)	it does not have sufficient assets to maintain its capital; and

(b)	the Security Trustee would (but for this Clause) be entitled to enforce the security granted hereunder,

realise any and all of its assets that (i) are shown in the balance sheet with a book value (Buchwert) which is significantly lower than the market value of such assets, and (ii) are not necessary for the Relevant Company’s business (betriebsnotwendig).

17.4	Nothing in this Agreement shall be interpreted as a restriction or limitation of the enforcement of any security interest constituted under this Agreement if and to the extent such security interest constituted under this Agreement secures own obligations of the relevant German Security Grantor or obligations of any of its direct or indirect subsidiaries.

18.	APPLICABLE LAW; JURISDICTION

18.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

18.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Trustee, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

19.	NOTIFICATION

The Pledgor and the Secondary Pledgees hereby notify the Company of the Secondary Pledges and the Company hereby acknowledges the Secondary Pledges.

APPENDIX C. 7

SUPPLEMENTAL SECONDARY INTEREST PLEDGE

AGREEMENT

RELATING TO THE INTERESTS IN

KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO KG

DATED 4 FEBRUARY 2010

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Trustee

and

LAW DEBENTURE TRUST COMPANY OF NEW YORK

as High Yield Notes Trustee

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL SECONDARY INTEREST PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN:

(1)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRA 83902,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Trustee);

(3)	LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company organised under the laws of the State of New York, 767 Third Avenue, 31 st Floor, New York, N.Y. 10017,

(the High Yield Notes Trustee); and

(4)	THE FINANCE PARTIES as defined below in Clause 1.1 (Definitions).

on the other side.

The Security Trustee and the High Yield Notes Trustee are hereinafter referred to individually as an Original Secondary Pledgee and together as the Original Secondary Pledgees.

The Pledgor and the Secondary Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Pledgor issued the High Yield Notes (as defined below) pursuant to the High Yield Indenture (as defined below) on the Issue Dates (as defined below).

(B)	The security interests given on 1 July 2004 and on 27 July 2004 by, amongst others, the Pledgor to Deutsche Bank AG London as security trustee and Law Debenture Trust Company of New York as high yield notes trustee on a second ranking basis have been released as of the date hereof and shall now be re-taken subject to and in accordance with the terms of the Priority Agreement (as defined below).

(C)	According to the terms of an amendment agreement to the Priority Agreement (as defined below) Deutsche Bank AG London as former security trustee has resigned and the new Security Trustee has assumed this position.

(D)	Under the Priority Agreement (as defined below), the Security Trustee is the joint and several creditor of each and every payment obligation of the Obligors towards the High Yield Noteholders and/or the High Yield Notes Trustee under the Finance Documents (each as defined below). The High Yield Notes Trustee has acceded to the Priority Agreement by means of an accession agreement entered into on or about 2 July 2004 by, amongst others, the Security Trustee and the High Yield Notes Trustee, acting for itself and on behalf of the High Yield Noteholders (as defined below).

(E)	The lenders have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(F)	In connection with the granting of supplemental security in connection with the Credit Agreement Amendment Letter, the Pledgor has accepted to enter into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional High Yield Guarantor means a member of the Group which becomes a high yield guarantor under the Finance Documents after the date of their execution.

Approved Additional High Yield Guarantor means any Additional High Yield Guarantor whose obligations under the Finance Documents have after the date of their execution been specified by the relevant Finance Party to be secured by this Agreement.

Business Day means each day that is not (i) a Saturday or a Sunday or (ii) any other day on which banking institutions in Luxembourg City, Luxembourg, London, United Kingdom, Frankfurt am Main, Germany or New York, New York are authorised or required by law to close.

Company means Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84471

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, The Royal Bank of Scotland plc as security agent, KDVS and KDG providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 add-on facilities.

Dollar, dollar or $ means the currency of the United States of America.

Dollar Notes means $ 610,000,000 aggregate principal amount of 10.625 % dollar-denominated senior notes due 2014 or any other dollar-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any dollar-denominated Exchange Securities).

Euro, euro or € means the single European currency introduced 1st January, 1999.

Euro Notes means Euro 250,000,000 aggregate principal amount of 10.750 % euro-denominated senior notes due 2014 or any other euro-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any euro-denominated Exchange Securities).

Exchange Securities means the dollar and/or euro denominated debt securities issued and delivered by KDG in exchange for the Initial Securities to the holders of transfer restricted securities pursuant to the High Yield Indenture as contemplated by the High Yield Registration Rights Agreement.

Event of Default means an event of default under any of the Finance Documents, which entitles the relevant Finance Parties to declare that all or part of any amounts outstanding under the relevant Finance Documents or any of them are immediately due and payable, or payable on demand.

Existing Interests means the interests set forth in Clause 2.1.

Existing Interest(s) shall have the meaning ascribed to that term in Clause 2.1 below.

Existing Senior Interest Pledge Agreement means the relevant interest pledge agreement between, amongst others, the Pledgor and The Royal Bank of Scotland plc as security agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Second Ranking High Yield Interest Pledge Agreement means the relevant interest pledge agreement between, amongst others, the Pledgor and the Security Trustee and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Supplemental Senior Interest Pledge Agreement means the supplemental interest pledge agreement relating to the interest in Kabel Deutschland Vermögens Beteiligungs GmbH & Co. KG dated on or about the date of this Agreement between, amongst others, Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor and The Royal Bank of Scotland as security agent and others as pledgees.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Finance Document means:

(a)	the High Yield Notes;

(b)	the Exchange Securities;

(c)	the High Yield Indenture;

(d)	each Security Document;

(e)	the Priority Agreement; or

(f)	any other document designated as such by the Security Trustee and KDG.

Finance Party means each of the Security Trustee, the High Yield Notes Trustee and any other person becoming a security trustee or a high yield notes trustee under the High Yield Indenture (together the Finance Parties).

Future Interests means any and all interests in the Company, other than the Existing Interests, which the Pledgor may acquire and/or receive otherwise by any cause at law in future.

Future Secondary Pledgee means a Finance Party (other than the Security Trustee and the High Yield Notes Trustee).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries.

High Yield Guarantor means (i) KDVS or (ii) an Approved Additional High Yield Guarantor (together the High Yield Guarantors).

High Yield Indenture means the indenture dated on or about 2nd July, 2004, made between, amongst others, KDG, KDVS as High Yield Guarantor, the High Yield Notes Trustee, the Security Trustee and any other High Yield Guarantor relating to the issue of the High Yield Notes by KDG, and including any supplemental indenture entered into, amongst others, by KDG with respect to the High Yield Indenture.

High Yield Notes means the Euro Notes and the Dollar Notes issued pursuant to the High Yield Indenture.

High Yield Noteholders means each of the holders of the High Yield Notes.

High Yield Registration Rights Agreement means the registration rights agreement dated on or about 2nd July, 2004, made between, amongst others, KDVS, KDG, the High Yield Guarantors and Deutsche Bank AG London, Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Goldman Sachs International and ABN Amro Bank N.V. relating to the offer to exchange transfer restricted Initial Securities into a like aggregate amount of the Exchange Securities or the shelf registration of such Initial Securities.

Initial Securities means each of the Euro Notes and Dollar Notes.

Issue Date means each of the date on or about 2nd July, 2004 and any date thereafter on which High Yield Notes are issued under the High Yield Indenture (together the Issue Dates).

KDG means Kabel Deutschland GmbH a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a High Yield Guarantor (together the Obligors).

Party means each of the Pledgor and the Secondary Pledgees (together the Parties).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Mandated Lead Arrangers, the Facility Agent, the Security Trustee and certain other creditors of the Group.

Secondary Pledge means any and all pledges constituted under this Agreement.

Secondary Pledgee means an Original Secondary Pledgee or a Future Secondary Pledgee (together the Secondary Pledgees).

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Documents means any mortgages, pledges, assignments, transfers or other documents creating security for the obligations of the Obligors under the Finance Documents.

Security Trust Agreement means the security trust agreement dated 12 May 2006 between, amongst others, KDG and KDVS as security grantors, the Security Trustee and the other Finance Parties pursuant to which, inter alia, the Security Trustee has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Interests means the Existing Interests and the Future Interests.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

1.2	Construction

(kk)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Trustee means the Security Trustee acting as agent for and on behalf of the Secondary Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(ll)	Where the context so admits, the singular includes the plural and vice versa.

(mm)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(nn)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(oo)	Whenever in this Agreement reference is made to the Security Trustee such reference shall be deemed to be a reference to the Security Trustee acting as trustee for and on behalf of the Secondary Pledgees, unless otherwise provided herein.

(pp)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	SECONDARY PLEDGES

2.1	Pledged Limited Partner’s Interest

(a)	The Pledgor is the only limited partner (Kommanditist) of the Company as of the date of this Agreement.

(b)	The Company’s sole general partner (Komplementär) is Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH which does not hold any interest (Kapitalanteil) in the Company.

(c)	The Pledgor holds all limited partners’ interests (Kommanditanteile/Mitgliedschaft) representing 100% of the capital interests in the Company (the Existing Interests). Its capital interest (Kapitalanteil) currently amounts to EUR 1,000 (in words: Euro one thousand) and its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(d)	The Existing Interests are fully paid up. There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Secondary Pledges

(a)	The Pledgor hereby pledges the Interests to each Original Secondary Pledgee and to each Future Secondary Pledgee for their rateable interest as Security.

(b)	Each of the Original Secondary Pledgees hereby accepts the Secondary Pledge. In addition, the Security Trustee accepts each of the Secondary Pledges for and on behalf of each Future Secondary Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Secondary Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement, thereby becoming a Secondary Pledgee. All Parties hereto confirm that the validity of any of the Secondary Pledges constituted hereunder shall not be affected by the Security Trustee acting as proxy without power of attorney for each Future Secondary Pledgee.

3.	INDEPENDENT SECONDARY PLEDGES

(a)	The validity and effect of each of the Secondary Pledges shall be independent from the validity and the effect of any of (i) the other Secondary Pledges created hereunder and (ii) any security interest constituted under the Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and the Existing Supplemental Senior Interest Pledge Agreement and is in addition, and without any prejudice, to any other Security which any and all of the Secondary Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Secondary Pledges to each of the Secondary Pledgees shall be separate and individual second ranking pledges. Each of the Secondary Pledges shall rank pari passu to each other Secondary Pledge created hereunder.

(b)	The Parties agree that the fact, that the Interests have already been pledged pursuant to the Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and the Existing Senior Supplemental Interest Pledge Agreement, shall not in any way prejudice the creation of the Secondary Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and the Existing Supplemental Senior Interest Pledge Agreement, as long as any security interest constituted under the Existing Senior Interest Pledge Agreement and/or the Existing Second Ranking High Yield Interest Pledge Agreement and/or the Existing Supplemental Senior Interest Pledge Agreement are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Secondary Pledges, to the extent the Secondary Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and/or the Existing Senior Supplemental Interest Pledge Agreement.

(c)	The Parties further acknowledge that any provision dealing with the enforcement of any Secondary Pledge made in the Priority Agreement shall apply.

(d)	Any security interest and pledge constituted under any of the Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and the Existing Senior Supplemental Interest Pledge Agreement and any other term and agreement of any of Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and the Existing Senior Supplemental Interest Pledge Agreement shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Secondary Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DISTRIBUTIONS

5.1	Extent of the Pledge

The Secondary Pledge constituted by this Agreement includes the present and future rights of the Pledgor to receive

(a)	distributions (Entnahmen), if any, payable on any of the Interests; and

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of the Pledgor of the Company (Abfindungsanspruch bei Ausscheiden), the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with any of the Interests.

5.2	Entitlement to Distributions

Notwithstanding that the right to receive and make distributions (Entnahmen) are pledged hereunder, the Pledgor shall be entitled to make, receive and retain all such distributions until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any distributions in respect of the Interests are no longer permitted to be made by the Pledgor, in which case such distributions are to be made to the Security Trustee.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	distributions paid or payable to the Pledgor other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Interests;

(b)	other distributions paid or payable to the Pledgor in cash in respect of the Interests in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Interests;

(d)	distributions paid to the Security Trustee in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Trustee for itself and for the other Secondary Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Secondary Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Trustee for itself and for the Secondary Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or distributions shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Interests remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 8.1 below. The Pledgor shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Secondary Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Secondary Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Secondary Pledgees or the security purpose as described in Clause 4 hereof or defeat, impair or circumvent the rights of the Secondary Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Secondary Pledgees promptly of all other actions concerning the Company which might adversely affect the security interest of the Secondary Pledgees. In particular, the Pledgor shall notify the Secondary Pledgees forthwith of any partners’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Secondary Pledges. In any event the Secondary Pledgees shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary partners’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such partners’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF SECONDARY PLEDGES

7.1	Secondary Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Secondary Pledgees may enforce any of the Secondary Pledges (or any part thereof), through the Security Trustee by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Trustee shall notify the Pledgor of the intention to realise any of the Secondary Pledges over the Interests not less than 5 (five) Business Days before the date on which the respective Secondary Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Trustee.

(c)	If the Security Trustee should seek to enforce any of the Secondary Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Interests or any part thereof and/or the exercise by the Security Trustee of any other right the Secondary Pledgees may have under German law.

(d)	The Secondary Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Secondary Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Secondary Pledges, no rights of the Secondary Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Trustee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Secondary Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Interests may be applied by the Security Trustee in satisfaction in whole or in part of the Secured Claims notwithstanding the Secondary Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of any of the Secondary Pledges shall be applied by the Security Trustee towards the satisfaction of the Secured Claims, subject to, and in accordance with, the relevant provisions of the Priority Agreement.

(b)	The Security Trustee may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Trustee shall confirm to the Pledgor upon request that the Interests are released from the Secondary Pledges and retransfer to the Pledgor any documents received by the Security Trustee or any designee pursuant to Clause 8.1(e) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Trustee promptly of any change in the partnership in, or the capital contributions to, the Company or of any change in the partnership agreement (Gesellschaftsvertrag) or the registration of the Company in the Commercial Register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Trustee promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Interests;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Trustee may reasonably require:

(e)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(f)	if the Secondary Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Interests which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Trustee, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Trustee or to its nominees and give all notices, orders and directions which the Security Trustee may reasonably think expedient;

(g)	at the Security Trustee’s reasonable request, to furnish to the Security Trustee such information concerning the Interests as is available to the Pledgor, to permit the Security Trustee and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Interests on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Trustee, to deliver to the Security Trustee copies of all such records and papers;

(h)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Secondary Pledges or the effect of which results in the Interests ceasing to exist; and

(i)	that all Future Interests will be fully paid and that there will be no obligation for a limited partner to make additional contributions.

8.2	Secondary Pledges over all Interests

The Security Trustee may at all times for itself and for the Secondary Pledgees request to hold a pledge over all Interests held by the Pledgor (and in the case of a merger an equivalent security interest over the interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Secondary Pledgees that:

(a)	the Existing Interests pledged hereunder are the only Interests in the Company in existence at the date hereof;

(b)	the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Interests;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Interests are fully paid and there is no obligation for the Pledgor to make additional contributions; and

(e)	the Existing Interests are, except for any security interest constituted under the Existing Senior Interest Pledge Agreement, the Existing Second Ranking High Yield Interest Pledge Agreement and the Existing Senior Supplemental Interest Pledge Agreement, free from any rights of third parties;

(f)	no third party has any pre-emption rights for Interests in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Trustee is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security given to the Security Trustee or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Trustee may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Trustee nor the Secondary Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Trustee or of any of the Secondary Pledgees.

11.2	Indemnification

The Pledgor will indemnify the Security Trustee and each of the Secondary Pledgees and keep the Security Trustee and each of the Secondary Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Trustee and/or each of the Secondary Pledgees as a result of any breach by the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of any of the Secondary Pledgees or the Security Trustee.

11.3	This Clause 11 (Indemnity) shall survive the termination of this Agreement under Clause 12.1 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Secondary Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it or the replacement of the Security Trustee or of the High Yield Notes Trustee or any transfer of the High Yield Notes shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Trustee and/or any of the other Secondary Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular, the Secondary Pledges shall not be affected and shall in any event extend to any and all Interests in the Company even if the number or nominal value of the Existing Interests or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Trustee or the Secondary Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Secondary Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Trustee and/or the Secondary Pledgees shall be in writing and shall be delivered personally,

by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Trustee from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	MAINTENANCE OF LIABLE CAPITAL

17.1	Each of the Finance Parties agrees not to enforce any security interest granted under this Agreement against the Pledgor irrespective of whether the Pledgor is at the time of enforcement incorporated in Germany as a limited liability company (Gesellschaft mit beschränkter Haftung) (a German GmbH Security Grantor) or a limited partnership (Kommanditgesellschaft) of which the general partner (Komplementär) is a limited liability company (a German GmbH & Co. KG Security Grantor) (a German GmbH Security Grantor or a German GmbH & Co. KG Security Grantor each hereinafter referred to as a Relevant German Security Grantor), if and to the extent the security interests constituted under this Agreement secure obligations of a shareholder of the Relevant German Security Grantor and/or any German Affiliate (as defined below), in each case other than any direct or indirect subsidiary of the Relevant German Security Grantor, and, if and to the extent the enforcement of any security interest constituted under this Agreement would cause:

(a)	the German GmbH Security Grantor’s, or in the case of the German GmbH & Co. KG Security Grantor its general partner’s, assets (the calculation of which shall take into account the captions reflected in § 266 (2) A, B, C, D and E of the German Commercial Code (Handelsgesetzbuch)) less the German GmbH Security Grantor’s, or in case of a German GmbH & Co. KG Security Grantor its general partner’s, liabilities, provisions and liability reserves (the calculation of which shall take into account the captions reflected in § 266 (3) B, C, D and E of the German Commercial Code) (the Net Assets) to be less than the registered share capital (Stammkapital) of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor of the registered share capital of its general partner (Begründung einer Unterbilanz); or

(b)	an increase of a shortfall, if the Net Assets of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor, of its general partner, already fall short of the amount of the registered share capital (Vertiefung einer Unterbilanz).

For the purposes of calculating the Net Assets loans and other contractual liabilities incurred in violation of the provisions of the Finance Documents shall be disregarded.

17.2	In this Clause 17 (Maintenance of Liable Capital), the term German Affiliate refers to an affiliated company (verbundenes Unternehmen) of the Relevant German Security Grantor within the meaning of §§ 15 et. seq. of the German Stock Corporation Act (Aktiengesetz).

17.3	Furthermore, the Relevant German Security Grantor shall, in a situation where

(a)	it does not have sufficient assets to maintain its capital; and

(b)	the Security Trustee would (but for this Clause) be entitled to enforce the security granted hereunder,

realise any and all of its assets that (i) are shown in the balance sheet with a book value (Buchwert) which is significantly lower than the market value of such assets, and (ii) are not necessary for the Relevant Company’s business (betriebsnotwendig).

17.4	Nothing in this Agreement shall be interpreted as a restriction or limitation of the enforcement of any security interest constituted under this Agreement if and to the extent such security interest constituted under this Agreement secures own obligations of the relevant German Security Grantor or obligations of any of its direct or indirect subsidiaries.

18.	APPLICABLE LAW; JURISDICTION

18.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

18.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Trustee, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

19.	NOTIFICATION

The Pledgor and the Secondary Pledgees hereby notify the Company of the Secondary Pledges and the Company hereby acknowledges the Secondary Pledges.

APPENDIX C. 8

SUPPLEMENTAL SECONDARY INTEREST PLEDGE

AGREEMENT

RELATING TO THE INTERESTS IN

KABEL DEUTSCHLAND VERMÖGEN GMBH & CO. KG

DATED 4 FEBRUARY 2010

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Trustee

and

LAW DEBENTURE TRUST COMPANY OF NEW YORK

as High Yield Notes Trustee

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL SECONDARY INTEREST PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN:

(1)	KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRA 83902,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Trustee);

(3)	LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company organised under the laws of the State of New York, 767 Third Avenue, 31 st Floor, New York, NY 10017,

(the High Yield Notes Trustee); and

(4)	THE FINANCE PARTIES as defined below in Clause 1.1 (Definitions).

on the other side.

The Security Trustee and the High Yield Notes Trustee are hereinafter referred to individually as an Original Secondary Pledgee and together as the Original Secondary Pledgees.

The Pledgor and the Secondary Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Pledgor issued the High Yield Notes (as defined below) pursuant to the High Yield Indenture (as defined below) on the Issue Dates (as defined below).

(B)	The security interests given on 1 July 2004 and on 27 July 2004 by, amongst others, the Pledgor to Deutsche Bank AG London as security trustee and Law Debenture Trust Company of New York as high yield notes trustee on a second ranking basis have been released as of the date hereof and shall now be re-taken subject to and in accordance with the terms of the Priority Agreement (as defined below).

(C)	According to the terms of an amendment agreement to the Priority Agreement (as defined below) Deutsche Bank AG London as former security trustee has resigned and the new Security Trustee has assumed this position.

(D)	Under the Priority Agreement (as defined below), the Security Trustee is the joint and several creditor of each and every payment obligation of the Obligors towards the High Yield Noteholders and/or the High Yield Notes Trustee under the Finance Documents (each as defined below). The High Yield Notes Trustee has acceded to the Priority Agreement by means of an accession agreement entered into on or about 2 July 2004 by, amongst others, the Security Trustee and the High Yield Notes Trustee, acting for itself and on behalf of the High Yield Noteholders (as defined below).

(E)	The lenders have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 4 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(F)	In connection with the granting of supplemental security in connection with the Credit Agreement Amendment Letter, the Pledgor has accepted to enter into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional High Yield Guarantor means a member of the Group which becomes a high yield guarantor under the Finance Documents after the date of their execution.

Approved Additional High Yield Guarantor means any Additional High Yield Guarantor whose obligations under the Finance Documents have after the date of their execution been specified by the relevant Finance Party to be secured by this Agreement.

Business Day means each day that is not (i) a Saturday or a Sunday or (ii) any other day on which banking institutions in Luxembourg City, Luxembourg, London, United Kingdom, Frankfurt am Main, Germany or New York, New York are authorised or required by law to close.

Company means Kabel Deutschland Vermögen GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84511.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, The Royal Bank of Scotland plc as security agent, KDVS and KDG providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 add-on facilities.

Dollar, dollar or $ means the currency of the United States of America.

Dollar Notes means $ 610,000,000 aggregate principal amount of 10.625 % dollar-denominated senior notes due 2014 or any other dollar-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any dollar-denominated Exchange Securities).

Euro, euro or € means the single European currency introduced 1st January, 1999.

Euro Notes means Euro 250,000,000 aggregate principal amount of 10.750 % euro-denominated senior notes due 2014 or any other euro-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any euro-denominated Exchange Securities).

Exchange Securities means the dollar and/or euro denominated debt securities issued and delivered by KDG in exchange for the Initial Securities to the holders of transfer restricted securities pursuant to the High Yield Indenture as contemplated by the High Yield Registration Rights Agreement.

Event of Default means an event of default under any of the Finance Documents, which entitles the relevant Finance Parties to declare that all or part of any amounts outstanding under the relevant Finance Documents or any of them are immediately due and payable, or payable on demand.

Existing Interest(s) shall have the meaning ascribed to that term in Clause 2.1 below.

Existing Senior Interest Pledge Agreement means:

(a)	the relevant interest pledge agreement between, amongst others, the Pledgor and The Royal Bank of Scotland plc as security agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006; and

(b)	the relevant interest pledge agreement between, amongst others, the Second Limited Partner and The Royal Bank of Scotland plc as security agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Second Ranking High Yield Interest Pledge Agreement means:

(a)	the relevant interest pledge agreement between, amongst others, the Pledgor and the Security Trustee and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006; and

(b)	the relevant interest pledge agreement between, amongst others, the Second Limited Partner and the Security Trustee and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Supplemental Senior Interest Pledge Agreement means the supplemental interest pledge agreement relating to the interest in Kabel Deutschland Vermögen GmbH & Co. KG dated on or about the date of this Agreement between, amongst others, Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG as pledgor and The Royal Bank of Scotland as security agent and others as pledgees.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Finance Document means:

(a)	the High Yield Notes;

(b)	the Exchange Securities;

(c)	the High Yield Indenture;

(d)	each Security Document;

(e)	the Priority Agreement; or

(f)	any other document designated as such by the Security Trustee and KDG.

Finance Party means each of the Security Trustee, the High Yield Notes Trustee and any other person becoming a security trustee or a high yield notes trustee under the High Yield Indenture (together the Finance Parties).

Future Interests means any and all interests in the Company, other than the Existing Interests, which the Pledgor may acquire and/or receive otherwise by any cause at law in future.

Future Secondary Pledgee means a Finance Party (other than the Security Trustee and the High Yield Notes Trustee).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries.

High Yield Guarantor means (i) KDVS or (ii) an Approved Additional High Yield Guarantor (together the High Yield Guarantors).

High Yield Indenture means the indenture dated on or about 2nd July, 2004, made between, amongst others, KDG, KDVS as High Yield Guarantor, the High Yield Notes Trustee, the Security Trustee and any other High Yield Guarantor relating to the issue of the High Yield Notes by KDG, and including any supplemental indenture entered into, amongst others, by KDG with respect to the High Yield Indenture.

High Yield Notes means the Euro Notes and the Dollar Notes issued pursuant to the High Yield Indenture.

High Yield Noteholders means each of the holders of the High Yield Notes.

High Yield Registration Rights Agreement means the registration rights agreement dated on or about 2nd July, 2004, made between, amongst others, KDVS, KDG, the High Yield Guarantors and Deutsche Bank AG London, Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Goldman Sachs International and ABN Amro Bank N.V. relating to the offer to exchange transfer restricted Initial Securities into a like aggregate amount of the Exchange Securities or the shelf registration of such Initial Securities.

Initial Securities means each of the Euro Notes and Dollar Notes.

Issue Date means each of the date on or about 2nd July, 2004 and any date thereafter on which High Yield Notes are issued under the High Yield Indenture (together the Issue Dates).

KDG means Kabel Deutschland GmbH a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a High Yield Guarantor (together the Obligors).

Party means each of the Pledgor and the Secondary Pledgees (together the Parties).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Mandated Lead Arrangers, the Facility Agent, the Security Trustee and certain other creditors of the Group.

Second Limited Partner means Kabel Deutschland Vermögen Beteiligungs GmbH & Co KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring, (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84471.

Secondary Pledge means any and all pledges constituted under this Agreement.

Secondary Pledgee means an Original Secondary Pledgee or a Future Secondary Pledgee (together the Secondary Pledgees).

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Documents means any mortgages, pledges, assignments, transfers or other documents creating security for the obligations of the Obligors under the Finance Documents.

Security Trust Agreement means the security trust agreement dated 12 May 2006 between, amongst others, KDG and KDVS as security grantors, the Security Trustee and the other Finance Parties pursuant to which, inter alia, the Security Trustee has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Interests means the Existing Interests and the Future Interests.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

1.2	Construction

(qq)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Trustee means the Security Trustee acting as agent for and on behalf of the Secondary Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(rr)	Where the context so admits, the singular includes the plural and vice versa.

(ss)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(tt)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(uu)	Whenever in this Agreement reference is made to the Security Trustee such reference shall be deemed to be a reference to the Security Trustee acting as trustee for and on behalf of the Secondary Pledgees, unless otherwise provided herein.

(vv)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	SECONDARY PLEDGES

2.1	Pledged Limited Partner’s Interest

(a)	The Pledgor and the Second Limited Partner are the only limited partners (Kommanditisten) of the Company as of the date of this Agreement.

(b)	The Company’s sole general partner (Komplementär) is Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH which does not hold any interest (Kapitalanteil) in the Company.

(c)	The Pledgor holds all limited partners’ interests (Kommanditanteile/Mitgliedschaft) representing 100% of the capital interests in the Company (the Existing Interests). Its capital interest (Kapitalanteil) currently amounts to EUR 1,000 (in words: Euro one thousand) and its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(d)	The Second Limited Partner does not have any capital interest (Kapitalanteil) in the Company but its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(e)	The Existing Interests are fully paid up. There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Secondary Pledges

(a)	The Pledgor hereby pledges the Interests to each Original Secondary Pledgee and to each Future Secondary Pledgee for their rateable interest as Security.

(b)	Each of the Original Secondary Pledgees hereby accepts the Secondary Pledge. In addition, the Security Trustee accepts each of the Secondary Pledges for and on behalf of each Future Secondary Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Secondary Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement, thereby becoming a Secondary Pledgee. All Parties hereto confirm that the validity of any of the Secondary Pledges constituted hereunder shall not be affected by the Security Trustee acting as proxy without power of attorney for each Future Secondary Pledgee.

3.	INDEPENDENT SECONDARY PLEDGES

(a)	The validity and effect of each of the Secondary Pledges shall be independent from the validity and the effect of any of (i) the other Secondary Pledges created hereunder and (ii) any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Supplemental Senior Interest Pledge Agreement and is in addition, and without any prejudice, to any other Security which any and all of the Secondary Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Secondary Pledges to each of the Secondary Pledgees shall be separate and individual second ranking pledges. Each of the Secondary Pledges shall rank pari passu to each other Secondary Pledge created hereunder.

(b)

The Parties agree that the fact, that the Interests have already been pledged pursuant to the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreements, shall not in any way prejudice the creation of the Secondary Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Supplemental Senior Interest Pledge Agreements, as long as any security interest constituted under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Interest Pledge Agreements and/or the Existing Supplemental Senior Interest Pledge Agreements are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Secondary Pledges, to the extent the Secondary Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and/or the Existing Senior Supplemental Interest Pledge Agreements.

(c)	The Parties further acknowledge that any provision dealing with the enforcement of any Secondary Pledge made in the Priority Agreement shall apply.

(d)	Any security interest and pledge constituted under any of the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreements and any other term and agreement of any of Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreements shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Secondary Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DISTRIBUTIONS

5.1	Extent of the Pledge

The Secondary Pledge constituted by this Agreement includes the present and future rights of the Pledgor to receive

(a)	distributions (Entnahmen), if any, payable on any of the Interests; and

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of the Pledgor of the Company (Abfindungsanspruch bei Ausscheiden), the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with any of the Interests.

5.2	Entitlement to Distributions

Notwithstanding that the right to receive and make distributions (Entnahmen) are pledged hereunder, the Pledgor shall be entitled to make, receive and retain all such distributions until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any distributions in respect of the Interests are no longer permitted to be made by the Pledgor, in which case such distributions are to be made to the Security Trustee.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	distributions paid or payable to the Pledgor other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Interests;

(b)	other distributions paid or payable to the Pledgor in cash in respect of the Interests in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Interests;

(d)	distributions paid to the Security Trustee in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Trustee for itself and for the other Secondary Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Secondary Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Trustee for itself and for the Secondary Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or distributions shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Interests remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 8.1 below. The Pledgor shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Secondary Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Secondary Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Secondary Pledgees or the security purpose as described in Clause 4 hereof or defeat, impair or circumvent the rights of the Secondary Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Secondary Pledgees promptly of all other actions concerning the Company which might adversely affect the security interest of the Secondary Pledgees. In particular, the Pledgor shall notify the Secondary Pledgees forthwith of any partners’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Secondary Pledges. In any event the Secondary Pledgees shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary partners’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such partners’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF SECONDARY PLEDGES

7.1	Secondary Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Secondary Pledgees may enforce any of the Secondary Pledges (or any part thereof), through the Security Trustee by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Trustee shall notify the Pledgor of the intention to realise any of the Secondary Pledges over the Interests not less than 5 (five) Business Days before the date on which the respective Secondary Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Trustee.

(c)	If the Security Trustee should seek to enforce any of the Secondary Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Interests or any part thereof and/or the exercise by the Security Trustee of any other right the Secondary Pledgees may have under German law.

(d)	The Secondary Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Secondary Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Secondary Pledges, no rights of the Secondary Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Trustee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Secondary Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Interests may be applied by the Security Trustee in satisfaction in whole or in part of the Secured Claims notwithstanding the Secondary Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of any of the Secondary Pledges shall be applied by the Security Trustee towards the satisfaction of the Secured Claims, subject to, and in accordance with, the relevant provisions of the Priority Agreement.

(b)	The Security Trustee may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Trustee shall confirm to the Pledgor upon request that the Interests are released from the Secondary Pledges and retransfer to the Pledgor any documents received by the Security Trustee or any designee pursuant to Clause 8.1(e) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Trustee promptly of any change in the partnership in, or the capital contributions to, the Company or of any change in the partnership agreement (Gesellschaftsvertrag) or the registration of the Company in the Commercial Register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Trustee promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Interests;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Trustee may reasonably require:

(e)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(f)	if the Secondary Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Interests which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Trustee, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Trustee or to its nominees and give all notices, orders and directions which the Security Trustee may reasonably think expedient;

(g)	at the Security Trustee’s reasonable request, to furnish to the Security Trustee such information concerning the Interests as is available to the Pledgor, to permit the Security Trustee and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Interests on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Trustee, to deliver to the Security Trustee copies of all such records and papers;

(h)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Secondary Pledges or the effect of which results in the Interests ceasing to exist; and

(i)	that all Future Interests will be fully paid and that there will be no obligation for a limited partner to make additional contributions.

8.2	Secondary Pledges over all Interests

The Security Trustee may at all times for itself and for the Secondary Pledgees request to hold a pledge over all Interests held by the Pledgor (and in the case of a merger an equivalent security interest over the interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Secondary Pledgees that:

(a)	the Existing Interests pledged hereunder are the only Interests in the Company in existence at the date hereof;

(b)	the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Interests;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Interests are fully paid and there is no obligation for the Pledgor to make additional contributions; and

(e)	the Existing Interests are, except for any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreement, free from any rights of third parties;

(f)	no third party has any pre-emption rights for Interests in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Trustee is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security given to the Security Trustee or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Trustee may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Trustee nor the Secondary Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Trustee or of any of the Secondary Pledgees.

11.2	Indemnification

The Pledgor will indemnify the Security Trustee and each of the Secondary Pledgees and keep the Security Trustee and each of the Secondary Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Trustee and/or each of the Secondary Pledgees as a result of any breach by the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of any of the Secondary Pledgees or the Security Trustee.

11.3	This Clause 11 (Indemnity) shall survive the termination of this Agreement under Clause 12.1 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Secondary Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it or the replacement of the Security Trustee or of the High Yield Notes Trustee or any transfer of the High Yield Notes shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Trustee and/or any of the other Secondary Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular, the Secondary Pledges shall not be affected and shall in any event extend to any and all Interests in the Company even if the number or nominal value of the Existing Interests or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Trustee or the Secondary Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Secondary Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Trustee and/or the Secondary Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Trustee from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	MAINTENANCE OF LIABLE CAPITAL

17.1	Each of the Finance Parties agrees not to enforce any security interest granted under this Agreement against the Pledgor irrespective of whether the Pledgor is at the time of enforcement incorporated in Germany as a limited liability company (Gesellschaft mit beschränkter Haftung) (a German GmbH Security Grantor) or a limited partnership (Kommanditgesellschaft) of which the general partner (Komplementär) is a limited liability company (a German GmbH & Co. KG Security Grantor) (a German GmbH Security Grantor or a German GmbH & Co. KG Security Grantor each hereinafter referred to as a Relevant German Security Grantor), if and to the extent the security interests constituted under this Agreement secure obligations of a shareholder of the Relevant German Security Grantor and/or any German Affiliate (as defined below), in each case other than any direct or indirect subsidiary of the Relevant German Security Grantor, and, if and to the extent the enforcement of any security interest constituted under this Agreement would cause:

(a)	the German GmbH Security Grantor’s, or in the case of the German GmbH & Co. KG Security Grantor its general partner’s, assets (the calculation of which shall take into account the captions reflected in § 266 (2) A, B, C, D and E of the German Commercial Code (Handelsgesetzbuch)) less the German GmbH Security Grantor’s, or in case of a German GmbH & Co. KG Security Grantor its general partner’s, liabilities, provisions and liability reserves (the calculation of which shall take into account the captions reflected in § 266 (3) B, C, D and E of the German Commercial Code) (the Net Assets) to be less than the registered share capital (Stammkapital) of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor of the registered share capital of its general partner (Begründung einer Unterbilanz); or

(b)	an increase of a shortfall, if the Net Assets of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor, of its general partner, already fall short of the amount of the registered share capital (Vertiefung einer Unterbilanz).

For the purposes of calculating the Net Assets loans and other contractual liabilities incurred in violation of the provisions of the Finance Documents shall be disregarded.

17.2	In this Clause 17 (Maintenance of Liable Capital), the term German Affiliate refers to an affiliated company (verbundenes Unternehmen) of the Relevant German Security Grantor within the meaning of §§ 15 et. seq. of the German Stock Corporation Act (Aktiengesetz).

17.3	Furthermore, the Relevant German Security Grantor shall, in a situation where

(a)	it does not have sufficient assets to maintain its capital; and

(b)	the Security Trustee would (but for this Clause) be entitled to enforce the security granted hereunder,

realise any and all of its assets that (i) are shown in the balance sheet with a book value (Buchwert) which is significantly lower than the market value of such assets, and (ii) are not necessary for the Relevant Company’s business (betriebsnotwendig).

17.4	Nothing in this Agreement shall be interpreted as a restriction or limitation of the enforcement of any security interest constituted under this Agreement if and to the extent such security interest constituted under this Agreement secures own obligations of the relevant German Security Grantor or obligations of any of its direct or indirect subsidiaries.

18.	APPLICABLE LAW; JURISDICTION

18.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

18.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Trustee, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

19.	NOTIFICATION

The Pledgor and the Secondary Pledgees hereby instruct and authorise the undersigned notary public to notify the Company of the Secondary Pledges by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested).

In order to create a second ranking pledge over the Interests in favour of the Secondary Pledgees, the undersigned notary public is herewith instructed to only effect the notification of this Secondary Pledge after he has duly received the confirmation that the Company has duly received the notification of the Existing Supplemental Senior Interest Pledge Agreement.

APPENDIX C. 9

SUPPLEMENTAL SECONDARY INTEREST PLEDGE

AGREEMENT

RELATING TO THE INTERESTS IN

KABEL DEUTSCHLAND VERMÖGEN GMBH & CO. KG

DATED 4 FEBRUARY 2010

between

KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO. KG

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Trustee

and

LAW DEBENTURE TRUST COMPANY OF NEW YORK

as High Yield Notes Trustee

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SUPPLEMENTAL SECONDARY INTEREST PLEDGE AGREEMENT (the Agreement) is made on 4 February 2010

BETWEEN:

(1)	KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 84471,

(the Pledgor)

on one side; and

(2)	THE ROYAL BANK OF SCOTLAND PLC, NIEDERLASSUNG FRANKFURT, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147,

(the Security Trustee);

(3)	LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company organised under the laws of the State of New York, 767 Third Avenue, 31 st Floor, New York, NY 10017,

(the High Yield Notes Trustee); and

(4)	THE FINANCE PARTIES as defined below in Clause 1.1 (Definitions).

on the other side.

The Security Trustee and the High Yield Notes Trustee are hereinafter referred to individually as an Original Secondary Pledgee and together as the Original Secondary Pledgees.

The Pledgor and the Secondary Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)	The Pledgor issued the High Yield Notes (as defined below) pursuant to the High Yield Indenture (as defined below) on the Issue Dates (as defined below).

(B)	The security interests given on 1 July 2004 and on 27 July 2004 by, amongst others, the Pledgor to Deutsche Bank AG London as security trustee and Law Debenture Trust Company of New York as high yield notes trustee on a second ranking basis have been released as of the date hereof and shall now be re-taken subject to and in accordance with the terms of the Priority Agreement (as defined below).

(C)	According to the terms of an amendment agreement to the Priority Agreement (as defined below) Deutsche Bank AG London as former security trustee has resigned and the new Security Trustee has assumed this position.

(D)	Under the Priority Agreement (as defined below), the Security Trustee is the joint and several creditor of each and every payment obligation of the Obligors towards the High Yield Noteholders and/or the High Yield Notes Trustee under the Finance Documents (each as defined below). The High Yield Notes Trustee has acceded to the Priority Agreement by means of an accession agreement entered into on or about 2 July 2004 by, amongst others, the Security Trustee and the High Yield Notes Trustee, acting for itself and on behalf of the High Yield Noteholders (as defined below).

(E)	The lenders have consented to an amendment to the Credit Agreement (as defined below) contemplated by an amendment letter entered into on 1 February 2010 (the Credit Agreement Amendment Letter) between, amongst others, Kabel Deutschland GmbH and The Royal Bank of Scotland plc as facility agent pursuant to which the Credit Agreement (as defined below) has been amended and supplemented.

(F)	In connection with the granting of supplemental security in connection with the Credit Agreement Amendment Letter, the Pledgor has accepted to enter into this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional High Yield Guarantor means a member of the Group which becomes a high yield guarantor under the Finance Documents after the date of their execution.

Approved Additional High Yield Guarantor means any Additional High Yield Guarantor whose obligations under the Finance Documents have after the date of their execution been specified by the relevant Finance Party to be secured by this Agreement.

Business Day means each day that is not (i) a Saturday or a Sunday or (ii) any other day on which banking institutions in Luxembourg City, Luxembourg, London, United Kingdom, Frankfurt am Main, Germany or New York, New York are authorised or required by law to close.

Company means Kabel Deutschland Vermögen GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 84511.

Credit Agreement means the senior credit agreement dated 13 March 2006, as amended and restated by an amendment letter dated 19 July 2007 and as further amended and supplemented by the Credit Agreement Amendment Letter, between, amongst others, the Mandated Lead Arrangers, the Facility Agent, The Royal Bank of Scotland plc as security agent, KDVS and KDG providing for EUR 1,475,000,000 senior credit facilities and up to EUR 2,275,000,000 add-on facilities.

Dollar, dollar or $ means the currency of the United States of America.

Dollar Notes means $ 610,000,000 aggregate principal amount of 10.625 % dollar-denominated senior notes due 2014 or any other dollar-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any dollar-denominated Exchange Securities).

Euro, euro or € means the single European currency introduced 1st January, 1999.

Euro Notes means Euro 250,000,000 aggregate principal amount of 10.750 % euro-denominated senior notes due 2014 or any other euro-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any euro-denominated Exchange Securities).

Exchange Securities means the dollar and/or euro denominated debt securities issued and delivered by KDG in exchange for the Initial Securities to the holders of transfer restricted securities pursuant to the High Yield Indenture as contemplated by the High Yield Registration Rights Agreement.

Event of Default means an event of default under any of the Finance Documents, which entitles the relevant Finance Parties to declare that all or part of any amounts outstanding under the relevant Finance Documents or any of them are immediately due and payable, or payable on demand.

Existing Interest(s) shall have the meaning ascribed to that term in Clause 2.1 below.

Existing Senior Interest Pledge Agreement means:

(a)	the relevant interest pledge agreement between, amongst others, the Pledgor and The Royal Bank of Scotland plc as security agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006; and

(b)	the relevant interest pledge agreement between, amongst others, the Second Limited Partner and The Royal Bank of Scotland plc as security agent and others as pledgees under the notarial deed (roll of deeds No. G 241/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Second Ranking High Yield Interest Pledge Agreement means:

(a)	the relevant interest pledge agreement between, amongst others, the Pledgor and the Security Trustee and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006; and

(b)	the relevant interest pledge agreement between, amongst others, the Second Limited Partner and the Security Trustee and others as pledgees under the notarial deed (roll of deeds No. G 244/2006 of notary public Dr. Peter Gamon with his offices in Frankfurt a.M., Germany) dated 11/12 May 2006.

Existing Supplemental Senior Interest Pledge Agreement means the supplemental interest pledge agreement relating to the interest in Kabel Deutschland Vermögen GmbH & Co. KG dated on or about the date of this Agreement between, amongst others, Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG as pledgor and The Royal Bank of Scotland plc as security agent and others as pledgees.

Facility Agent means The Royal Bank of Scotland plc, Niederlassung Frankfurt, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland,

incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312, acting through its Frankfurt Branch having its business address at: Junghofstraße 22, 60311 Frankfurt am Main, Germany, and being registered with the commercial register of the local court of Frankfurt a.M. under registration number HRB 49147.

Finance Document means:

(a)	the High Yield Notes;

(b)	the Exchange Securities;

(c)	the High Yield Indenture;

(d)	each Security Document;

(e)	the Priority Agreement; or

(f)	any other document designated as such by the Security Trustee and KDG.

Finance Party means each of the Security Trustee, the High Yield Notes Trustee and any other person becoming a security trustee or a high yield notes trustee under the High Yield Indenture (together the Finance Parties).

Future Interests means any and all interests in the Company, other than the Existing Interests, which the Pledgor may acquire and/or receive otherwise by any cause at law in future.

Future Secondary Pledgee means a Finance Party (other than the Security Trustee and the High Yield Notes Trustee).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries.

High Yield Guarantor means (i) KDVS or (ii) an Approved Additional High Yield Guarantor (together the High Yield Guarantors).

High Yield Indenture means the indenture dated on or about 2nd July, 2004, made between, amongst others, KDG, KDVS as High Yield Guarantor, the High Yield Notes Trustee, the Security Trustee and any other High Yield Guarantor relating to the issue of the High Yield Notes by KDG, and including any supplemental indenture entered into, amongst others, by KDG with respect to the High Yield Indenture.

High Yield Notes means the Euro Notes and the Dollar Notes issued pursuant to the High Yield Indenture.

High Yield Noteholders means each of the holders of the High Yield Notes.

High Yield Registration Rights Agreement means the registration rights agreement dated on or about 2nd July, 2004, made between, amongst others, KDVS, KDG, the High Yield Guarantors and Deutsche Bank AG London, Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Goldman Sachs International and ABN Amro Bank N.V. relating to the offer to exchange transfer restricted Initial Securities into a like aggregate amount of the Exchange Securities or the shelf registration of such Initial Securities.

Initial Securities means each of the Euro Notes and Dollar Notes.

Issue Date means each of the date on or about 2nd July, 2004 and any date thereafter on which High Yield Notes are issued under the High Yield Indenture (together the Issue Dates).

KDG means Kabel Deutschland GmbH a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Mandated Lead Arranger means each of:

(a)	The Royal Bank of Scotland plc;

(b)	Deutsche Bank AG London;

(c)	Goldman Sachs International; and

(d)	J.P. Morgan plc.

Obligor means KDG or a High Yield Guarantor (together the Obligors).

Party means each of the Pledgor and the Secondary Pledgees (together the Parties).

Priority Agreement means the priority agreement originally dated 29 March 2004, as amended and restated pursuant to a supplemental agreement dated 27 May 2004, as further amended and restated by a supplemental agreement dated 1 July 2004 and as further amended and restated by a supplemental agreement dated 9 May 2006 made between, amongst others, KDG, KDVS, the Mandated Lead Arrangers, the Facility Agent, the Security Trustee and certain other creditors of the Group.

Second Limited Partner means Kabel Deutschland Vertrieb und Service GmbH & Co KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring, (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Secondary Pledge means any and all pledges constituted under this Agreement.

Secondary Pledgee means an Original Secondary Pledgee or a Future Secondary Pledgee (together the Secondary Pledgees).

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Documents means any mortgages, pledges, assignments, transfers or other documents creating security for the obligations of the Obligors under the Finance Documents.

Security Trust Agreement means the security trust agreement dated 12 May 2006 between, amongst others, KDG and KDVS as security grantors, the Security Trustee and the other Finance Parties pursuant to which, inter alia, the Security Trustee has been appointed to act as trustee (Treuhänder) under German law in relation to any German law governed Security Document.

Interests means the Existing Interests and the Future Interests.

Subsidiary means any of:

(a)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)	an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

1.2	Construction

(ww)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	the Security Trustee means the Security Trustee acting as agent for and on behalf of the Secondary Pledgees unless otherwise provided herein; and

(ii)	promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(xx)	Where the context so admits, the singular includes the plural and vice versa.

(yy)	The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(zz)	Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(aaa)	Whenever in this Agreement reference is made to the Security Trustee such reference shall be deemed to be a reference to the Security Trustee acting as trustee for and on behalf of the Secondary Pledgees, unless otherwise provided herein.

(bbb)	References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.	SECONDARY PLEDGES

2.1	Pledged Limited Partner’s Interest

(a)	The Pledgor and the Second Limited Partner are the only limited partners (Kommanditisten) of the Company as of the date of this Agreement.

(b)	The Company’s sole general partner (Komplementär) is Kabel Deutschland Verwaltungs GmbH which does not hold any interest (Kapitalanteil) in the Company.

(c)	The Pledgor holds limited partners’ interests (Kommanditanteil/Mitgliedschaft) representing 0% of the capital interests in the Company (the Existing Interests) but its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(d)	The Second Limited Partner holds limited partners’ interests (Kommanditanteil/Mitgliedschaft) representing 100% of the capital interests in the Company. Its capital interest (Kapitalanteil) currently amounts to EUR 1,000 (in words: Euro one thousand) and its liable capital (Haftsumme) amounts to EUR 1,000 (in words: Euro one thousand).

(e)	The Existing Interests are fully paid up. There is no obligation for the Pledgor to make any additional contributions.

2.2	Constitution of Secondary Pledges

(a)	The Pledgor hereby pledges the Interests to each Original Secondary Pledgee and to each Future Secondary Pledgee for their rateable interest as Security.

(b)	Each of the Original Secondary Pledgees hereby accepts the Secondary Pledge. In addition, the Security Trustee accepts each of the Secondary Pledges for and on behalf of each Future Secondary Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht). Each Future Secondary Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement, thereby becoming a Secondary Pledgee. All Parties hereto confirm that the validity of any of the Secondary Pledges constituted hereunder shall not be affected by the Security Trustee acting as proxy without power of attorney for each Future Secondary Pledgee.

3.	INDEPENDENT SECONDARY PLEDGES

(a)	The validity and effect of each of the Secondary Pledges shall be independent from the validity and the effect of any of (i) the other Secondary Pledges created hereunder and (ii) any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Supplemental Senior Interest Pledge Agreement and is in addition, and without any prejudice, to any other Security which any and all of the Secondary Pledgees may now or hereafter hold in respect of the Secured Claims. Each of the Secondary Pledges to each of the Secondary Pledgees shall be separate and individual second ranking pledges. Each of the Secondary Pledges shall rank pari passu to each other Secondary Pledge created hereunder.

(b)	The Parties agree that the fact, that the Interests have already been pledged pursuant to the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreements, shall not in any way prejudice the creation of the Secondary Pledges under and pursuant to this Agreement, in respect of which the Parties confirm their common understanding that they rank behind (nachrangig) to any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Supplemental Senior Interest Pledge Agreements, as long as any security interest constituted under the Existing Senior Interest Pledge Agreements and/or the Existing Second Ranking High Yield Interest Pledge Agreements and/or the Existing Supplemental Senior Interest Pledge Agreements are in full force and effect. The Parties confirm that it is understood between them that the enforceability of the Secondary Pledges, to the extent the Secondary Pledges relate to monetary receivables, is limited by operation of law as long as it is encumbered with any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and/or the Existing Senior Supplemental Interest Pledge Agreements.

(c)	The Parties further acknowledge that any provision dealing with the enforcement of any Secondary Pledge made in the Priority Agreement shall apply.

(d)	Any security interest and pledge constituted under any of the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreements and any other term and agreement of any of Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreements shall remain unaffected by the terms of and any security interest constituted under this Agreement.

4.	SECURITY PURPOSE

The Secondary Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.	DISTRIBUTIONS

5.1	Extent of the Pledge

The Secondary Pledge constituted by this Agreement includes the present and future rights of the Pledgor to receive

(a)	distributions (Entnahmen), if any, payable on any of the Interests; and

(b)	liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of the Pledgor of the Company (Abfindungsanspruch bei Ausscheiden), the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with any of the Interests.

5.2	Entitlement to Distributions

Notwithstanding that the right to receive and make distributions (Entnahmen) are pledged hereunder, the Pledgor shall be entitled to make, receive and retain all such distributions until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that any distributions in respect of the Interests are no longer permitted to be made by the Pledgor, in which case such distributions are to be made to the Security Trustee.

5.3	Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)	distributions paid or payable to the Pledgor other than in cash and other property received, receivable or otherwise distributed in respect of or in exchange for the Interests;

(b)	other distributions paid or payable to the Pledgor in cash in respect of the Interests in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)	cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Interests;

(d)	distributions paid to the Security Trustee in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Trustee for itself and for the other Secondary Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Secondary Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Trustee for itself and for the Secondary Pledgees as security in the same form as so received (with any necessary endorsement). Any further reaching obligations of the relevant Company and/or the Pledgor in respect of the use of profits and/or distributions shall not be affected by this Clause 5.3.

6.	EXERCISE OF VOTING RIGHTS

6.1	Voting Rights

The voting rights resulting from the Interests remain with the Pledgor. This shall, however, not affect the obligations of the Pledgor under Clause 8.1 below. The Pledgor shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Secondary Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Secondary Pledges are not in any way adversely affected.

6.2	Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Secondary Pledgees or the security purpose as described in Clause 4 hereof or defeat, impair or circumvent the rights of the Secondary Pledgees hereunder in each case in any respect.

6.3	Information by the Pledgor

The Pledgor shall inform the Secondary Pledgees promptly of all other actions concerning the Company which might adversely affect the security interest of the Secondary Pledgees. In particular, the Pledgor shall notify the Secondary Pledgees forthwith of any partners’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Secondary Pledges. In any event the Secondary Pledgees shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary partners’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such partners’ meeting (in each case to the extent they relate to such resolution).

7.	ENFORCEMENT OF SECONDARY PLEDGES

7.1	Secondary Pledgees’ Rights

(a)	If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Secondary Pledgees may enforce any of the Secondary Pledges (or any part thereof), through the Security Trustee by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)	The Security Trustee shall notify the Pledgor of the intention to realise any of the Secondary Pledges over the Interests not less than 5 (five) Business Days before the date on which the respective Secondary Pledge is intended to be realised. The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Trustee.

(c)	If the Security Trustee should seek to enforce any of the Secondary Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Interests or any part thereof and/or the exercise by the Security Trustee of any other right the Secondary Pledgees may have under German law.

(d)	The Secondary Pledges will be realised to the extent necessary to discharge in full the Secured Claims. The Secondary Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)	In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Secondary Pledges, no rights of the Secondary Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Trustee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)	After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Secondary Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2	Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Interests may be applied by the Security Trustee in satisfaction in whole or in part of the Secured Claims notwithstanding the Secondary Pledgees’ right to treat such payments as additional collateral.

7.3	Application of Proceeds

(a)	The proceeds resulting from the enforcement of any of the Secondary Pledges shall be applied by the Security Trustee towards the satisfaction of the Secured Claims, subject to, and in accordance with, the relevant provisions of the Priority Agreement.

(b)	The Security Trustee may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4	Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Trustee shall confirm to the Pledgor upon request that the Interests are released from the Secondary Pledges and retransfer to the Pledgor any documents received by the Security Trustee or any designee pursuant to Clause 8.1(e) hereof.

8.	UNDERTAKINGS OF THE PLEDGOR

8.1	Undertakings

The Pledgor undertakes

(a)	to notify the Security Trustee promptly of any change in the partnership in, or the capital contributions to, the Company or of any change in the partnership agreement (Gesellschaftsvertrag) or the registration of the Company in the Commercial Register other than with respect to holders of a statutory power of attorney (Prokura);

(b)	to notify the Security Trustee promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)	to effect promptly any payments to be made to the Company in respect of the Interests;

(d)	at its own expense, to execute and do all such assurances, acts and things as the Security Trustee may reasonably require:

(e)	for perfecting or protecting the security intended to be afforded by this Agreement; and

(f)	if the Secondary Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Interests which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Trustee, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Trustee or to its nominees and give all notices, orders and directions which the Security Trustee may reasonably think expedient;

(g)	at the Security Trustee’s reasonable request, to furnish to the Security Trustee such information concerning the Interests as is available to the Pledgor, to permit the Security Trustee and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Interests on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Trustee, to deliver to the Security Trustee copies of all such records and papers;

(h)	to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Secondary Pledges or the effect of which results in the Interests ceasing to exist; and

(i)	that all Future Interests will be fully paid and that there will be no obligation for a limited partner to make additional contributions.

8.2	Secondary Pledges over all Interests

The Security Trustee may at all times for itself and for the Secondary Pledgees request to hold a pledge over all Interests held by the Pledgor (and in the case of a merger an equivalent security interest over the interests in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.	REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Secondary Pledgees that:

(a)	the Existing Interests pledged hereunder are the only Interests in the Company in existence at the date hereof;

(b)	the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Interests;

(c)	all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)	the Existing Interests are fully paid and there is no obligation for the Pledgor to make additional contributions; and

(e)	the Existing Interests are, except for any security interest constituted under the Existing Senior Interest Pledge Agreements, the Existing Second Ranking High Yield Interest Pledge Agreements and the Existing Senior Supplemental Interest Pledge Agreement, free from any rights of third parties;

(f)	no third party has any pre-emption rights for Interests in the Company; and

(g)	there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.	RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Trustee is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security given to the Security Trustee or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Trustee may, at its discretion, determine which part of the Security shall be released.

11.	INDEMNITY

11.1	Liability for Damages

Neither the Security Trustee nor the Secondary Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Trustee or of any of the Secondary Pledgees.

11.2	Indemnification

The Pledgor will indemnify the Security Trustee and each of the Secondary Pledgees and keep the Security Trustee and each of the Secondary Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Trustee and/or each of the Secondary Pledgees as a result of any breach by the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of any of the Secondary Pledgees or the Security Trustee.

11.3	This Clause 11 (Indemnity) shall survive the termination of this Agreement under Clause 12.1 or otherwise.

12.	DURATION AND INDEPENDENCE

12.1	Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Secondary Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2	Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it or the replacement of the Security Trustee or of the High Yield Notes Trustee or any transfer of the High Yield Notes shall affect the validity of this Agreement.

12.3	Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Trustee and/or any of the other Secondary Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.	COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.	PARTIAL INVALIDITY; WAIVER

14.1	Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular, the Secondary Pledges shall not be affected and shall in any event extend to any and all Interests in the Company even if the number or nominal value of the Existing Interests or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2	Waiver

(a)	The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Trustee or the Secondary Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)	The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Secondary Pledges created hereunder.

15.	AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.	NOTICES AND THEIR LANGUAGE

16.1	Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Trustee and/or the Secondary Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Trustee from time to time.

16.2	Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.	MAINTENANCE OF LIABLE CAPITAL

17.1	Each of the Finance Parties agrees not to enforce any security interest granted under this Agreement against the Pledgor irrespective of whether the Pledgor is at the time of enforcement incorporated in Germany as a limited liability company (Gesellschaft mit beschränkter Haftung) (a German GmbH Security Grantor) or a limited partnership (Kommanditgesellschaft) of which the general partner (Komplementär) is a limited liability company (a German GmbH & Co. KG Security Grantor) (a German GmbH Security Grantor or a German GmbH & Co. KG Security Grantor each hereinafter referred to as a Relevant German Security Grantor), if and to the extent the security interests constituted under this Agreement secure obligations of a shareholder of the Relevant German Security Grantor and/or any German Affiliate (as defined below), in each case other than any direct or indirect subsidiary of the Relevant German Security Grantor, and, if and to the extent the enforcement of any security interest constituted under this Agreement would cause:

(a)	the German GmbH Security Grantor’s, or in the case of the German GmbH & Co. KG Security Grantor its general partner’s, assets (the calculation of which shall take into account the captions reflected in § 266 (2) A, B, C, D and E of the German Commercial Code (Handelsgesetzbuch)) less the German GmbH Security Grantor’s, or in case of a German GmbH & Co. KG Security Grantor its general partner’s, liabilities, provisions and liability reserves (the calculation of which shall take into account the captions reflected in § 266 (3) B, C, D and E of the German Commercial Code) (the Net Assets) to be less than the registered share capital (Stammkapital) of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor of the registered share capital of its general partner (Begründung einer Unterbilanz); or

(b)	an increase of a shortfall, if the Net Assets of the German GmbH Security Grantor, or in the case of a German GmbH & Co. KG Security Grantor, of its general partner, already fall short of the amount of the registered share capital (Vertiefung einer Unterbilanz).

For the purposes of calculating the Net Assets loans and other contractual liabilities incurred in violation of the provisions of the Finance Documents shall be disregarded.

17.2	In this Clause 17 (Maintenance of Liable Capital), the term German Affiliate refers to an affiliated company (verbundenes Unternehmen) of the Relevant German Security Grantor within the meaning of §§ 15 et. seq. of the German Stock Corporation Act (Aktiengesetz).

17.3	Furthermore, the Relevant German Security Grantor shall, in a situation where

(a)	it does not have sufficient assets to maintain its capital; and

(b)	the Security Trustee would (but for this Clause) be entitled to enforce the security granted hereunder,

realise any and all of its assets that (i) are shown in the balance sheet with a book value (Buchwert) which is significantly lower than the market value of such assets, and (ii) are not necessary for the Relevant Company’s business (betriebsnotwendig).

17.4	Nothing in this Agreement shall be interpreted as a restriction or limitation of the enforcement of any security interest constituted under this Agreement if and to the extent such security interest constituted under this Agreement secures own obligations of the relevant German Security Grantor or obligations of any of its direct or indirect subsidiaries.

18.	APPLICABLE LAW; JURISDICTION

18.1	Governing Law

This Agreement (including any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by and construed in accordance with the laws of Germany.

18.2	Jurisdiction

The place of jurisdiction (including any non-contractual obligations arising out of or in connection with this Agreement) for all Parties shall be Frankfurt am Main, Germany. The Security Trustee, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

19.	NOTIFICATION

The Pledgor and the Secondary Pledgees hereby instruct and authorise the undersigned notary public to notify the Company of the Secondary Pledges by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested).

In order to create a second ranking pledge over the Interests in favour of the Secondary Pledgees, the undersigned notary public is herewith instructed to only effect the notification of this Secondary Pledge after he has duly received the confirmation that the Company has duly received the notification of the Existing Supplemental Senior Interest Pledge Agreement.